                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 14C/A

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 2)

                           Check the appropriate box:

|X|      Preliminary Information Statement
| |      Confidential, For Use of the Commission Only
         (as permitted by Rule 14c-5(d)(2))
| |      Definitive Information Statement

                                 NURESCELL INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|_|      No fee required
|_|      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)      Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

(5)      Total fee paid:

         -----------------------------------------------------------------------

|X| Fee paid previously with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act Rule
    0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

         -----------------------------------------------------------------------

(2)      Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

(3)      Filing Party:

         -----------------------------------------------------------------------

(4)      Date Filed:

         -----------------------------------------------------------------------

                                 NURESCELL INC.
                                  P.O. Box 116
                         North Haven, Connecticut 06473

                              INFORMATION STATEMENT
                                 Dated [ ], 2003

                                     GENERAL

            This Information Statement is being circulated to the stockholders of Nurescell Inc., a Nevada corporation (the "Company"), in connection with the taking of corporate action without a meeting by the written consent (the "Written Consent") of the holder of a majority of the Company's outstanding shares of $0.0001 par value common stock (the "Common Stock"). The stockholder who signed the Written Consent is Triton Private Equities Fund, L.P. ("Triton"), which holds of record 30,000,000 shares of Common Stock (65.1% of the shares outstanding). A copy of the Written Consent is attached to this Information Statement as Exhibit "A."

            As more completely described below, the matters upon which action has been taken pursuant to the Written Consent are: (i) approval of the transfer of the Company's proprietary radiation shielding technology, constituting substantially all of the Company's assets (the "Technology Transfer"), (ii) approval of an amendment to the Fourth Article of the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 50,000,000 to 2,000,000,000 (the "Share Increase") and (iii) authorization of the Company's Board of Directors to implement an up to one-for-2,000 reverse stock split of the Company's outstanding Common Stock (the "Reverse Stock Split") upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and its stockholders.

            The date and place at which action was taken by Written Consent was [_______________], 2003, at 225 N. Market Street, Suite 333, Wichita, Kansas 67202.

            This Information Statement is being first given or sent to stockholders on or about [__________________], 2003.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                       VOTING SECURITIES AND VOTE REQUIRED

            On [_______], 2003, the Company's Board of Directors ratified or approved, subject to stockholder approval, the Share Increase and the Technology Transfer, which the Board of Directors deemed to be in the best interests of the Company and its stockholders. The Board of Directors further authorized the preparation of the Written Consent and the preparation and circulation of this Information Statement to the Company's stockholders.

            There are currently 46,060,025 shares of Common Stock outstanding, with each share of Common Stock being entitled to one vote. The written consent of ten or fewer stockholders of the Company holding at least 23,030,013 shares of the issued and outstanding Common Stock was necessary to approve the actions taken pursuant to the Written Consent. Except for the Common Stock, there is no class of voting securities outstanding at this date. The record date for determining the stockholders who are entitled to receive this Information Statement is [______], 2003 (the "Record Date").

            The matters upon which action was taken pursuant to the Written Consent were: (i) the approval of the Technology Transfer, (ii) the approval of the Share Increase and (iii) the authorization of the Reverse Stock Split.

            Pursuant to a Restructure Agreement (the "Restructure Agreement") entered into on March 21, 2003 between the Company, Triton, Advanced Technology Industries, Inc. and its subsidiary, ATI Nuklear AG, on March 21, 2003, Triton converted $30,000 in principal amount of a convertible promissory note previously issued to Triton by the Company into 30,000,000 shares of Common Stock, thus giving Triton approximately 65% of the Company's outstanding Common Stock and voting control over the Company. Also on March 21, 2003, Triton's representative, Lawrence Shatsoff, became the Company's sole officer and director, replacing James Samuelson (a representative of Advanced Technology Industries, Inc.) and Shelby Brewer. No loans or pledges were obtained by Triton for the purpose of acquiring control of the Company and, except as specified in the Restructure Agreement, there are no arrangements or understandings among Triton and those persons formerly in control of the Company with respect to the election of directors or other matters.

            The cost of this Information Statement, consisting of printing, handling and mailing of the Information Statement and related materials, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the Information Statement to the beneficial owners of the shares of Common Stock, will be paid by the Company.



                       APPROVAL OF THE TECHNOLOGY TRANSFER

            SUMMARY TERM SHEET. The following summary highlights certain material information from this Information Statement regarding the Technology Transfer and does not contain all of the information that is important to you. To fully understand the Technology Transfer, you should read carefully this entire Information Statement, including the attached Exhibits and financial statements of the Company, beginning at page F-1.


           o  Parties to the Technology Transfer:           The Company, Advanced Technology Industries, Inc.
                                                            ("ATI") and ATI Nuklear AG ("AG"). See "Background
                                                            Information" below.

           o  Assets being transferred by the Company:      Proprietary radiation shielding technology, constituting
                                                            essentially all of the Company's assets. See "Terms of
                                                            the Technology Transfer" and "Effect of the Technology
                                                            Transfer" below.

           o  Payment to be received by the Company:        Cancellation by ATI and AG of all debts and other obligations owed to either of them by the Company (approximately $1.2
                                                            million). See "Terms of the Technology Transfer" and "Effect of the Technology Transfer" below.

           o  Effect on the Company's stockholders:         Stockholders will retain their shares in the Company and will receive no payment as a result of the Technology Transfer.
                                                            See "Effect of the Technology Transfer" below.

            BACKGROUND INFORMATION. On March 21, 2003, the Company's Board of Directors approved the Technology Transfer, which was ratified by the Company's Board of Directors on [____ ], 2003. The Technology Transfer is being made pursuant to the Restructure Agreement between the Company, Triton, ATI and AG. A copy of the Restructure Agreement is attached to this Information Statement as Exhibit "B." The parties to the Technology Transfer are as follows:


            Nurescell Inc.
            P.O. Box 116
            North Haven, Connecticut 06473
            (203) 239-9734

            The Company is a development stage company, with its operations to date principally consisting of research, development, testing and marketing of its proprietary radiation shielding technology (the "Technology"). The Company's operations have, however, ceased due to failure to successfully market the Technology and a lack of funding See "Fairness of the Technology Transfer; Recommendation of the Board of Directors" below.

            Advanced Technology Industries, Inc.
            Taubenstrasse 20
            Berlin, Germany 10117
            011-49-30-201-7780

            ATI is a publicly-traded Delaware corporation that was formed to identify, assess, acquire and capitalize on innovative technologies introduced and developed by scientists throughout the world. ATI's principal activities include identifying, reviewing and assessing technologies for their commercial applicability and potential and acquiring interests in a portfolio of technologies and companies.

            ATI Nuklear AG
            Taubenstrasse 20
            Berlin, Germany 10117
            011-49-30-201-7780

            AG is German company that is a wholly-owned subsidiary of ATI. AG is engaged in the development of radiation shielding and nuclear waste storage and transportation.


            TERMS OF THE TECHNOLOGY TRANSFER. The Technology Transfer provides for the transfer by the Company to ATI or AG of all right, title and interest in and to the Technology in return for the cancellation by ATI and AG of all debts and other obligations owed to either of them by the Company (the "ATI Obligations"), consisting primarily of a $1 million promissory note, plus interest, secured by the Technology (among other things) and approximately $200,000 in short-term cash advances and payments made by ATI to or for the Company. The Technology consists of proprietary intellectual property, including patents and patent applications.


            The Restructure Agreement contains various customary provisions relating to the Company, ATI and AG. Those provisions include, among other things, representations and warranties with respect to (i) the execution and enforceability of the Restructure Agreement and (ii) title to, and absence of liens on, the Technology. The preparation and circulation of this Information Statement is a condition to the completion of the Technology Transfer, and, subject to certain provisions of the Restructure Agreement, it is expected that such completion will occur 23 days after this Information Statement is sent or given to the Company's stockholders. No federal or state regulatory requirements or approvals must be complied with or obtained in connection with the Technology Transfer. In light of AG's security interest in the Technology in connection with the ATI Obligations, the parties have agreed that the transfer of the Technology pursuant to the Restructure Agreement constitutes a transfer of collateral pursuant to Section 9609 of the California Uniform Commercial Code.

            PAST CONTACTS BETWEEN THE COMPANY, ATI AND AG. During the past two years, (i) ATI has owned 4,590,000 shares of Company Common Stock (see "Security Ownership of Certain Beneficial Owners and Management" below) and (ii) James Samuelson, who was an officer and director of the Company until March 21, 2003, was also an officer of ATI. In addition, the Company has previously incurred the ATI Obligations and has entered into a "License Agreement" dated as of August 15, 2000, an "Investment Agreement" dated as of August 17, 2000 and a Modification Agreement dated as of June 11, 2001 with AG, each of which was later amended by a "Transaction Restructure Agreement" entered into as of September 30, 2001 between the Company, ATI and AG. Under the License Agreement, as amended, Nurescell has licensed the Technology to AG in return for specified royalty payments.

            EFFECT OF THE TECHNOLOGY TRANSFER. Following the consummation of the Technology Transfer, the Company expects to have essentially no assets. However, after that consummation, as well as certain anticipated conversions of outstanding debt into Common Stock (see "Approval of an Increase in the Authorized Shares" below), it is expected that the Company will be left with only approximately $100,000 in liabilities. It is expected that those remaining liabilities will either be settled for cash using funds provided by Triton or paid with funds provided by a third party in conjunction with a merger or other consolidation with the Company. As the Technology Transfer involves the transfer of assets in return for cancellation of certain indebtedness, the Company's stockholders will receive no payment as a result of the Technology Transfer and will retain their equity interests in the Company following the consummation of the transaction. For accounting purposes, the Company will treat the Technology Transfer as an exchange for the extinguishment of debt.


            FAIRNESS OF THE TECHNOLOGY TRANSFER; RECOMMENDATION OF THE BOARD OF DIRECTORS. The Technology Transfer will leave the Company with essentially no assets and no way of doing business. However, to date, the Company had been unsuccessful in marketing the Technology and it is highly uncertain as to when, if ever, the Technology could be used as the basis for profitable business operations, especially in light of the Company's continuing inability to obtain funding for those operations. In light of the fact that (i) Triton has taken control of the Company in order to determine its potential as a candidate in a merger or other business combination, (ii) Triton believes that a merger or other business combination is not feasible so long as the ATI Obligations remain in existence, (iii) AG holds a security interest in the Technology and (iv) there appears to be no other potential purchaser of the Technology for an amount sufficient to allow the Company to repay the ATI Obligations and release the security interest, the only means of cancelling the ATI Obligations is through a transfer of the Technology to ATI or AG. As a result, the Company's Board of Directors determined that it is in the Company's best interests to transfer the Technology to ATI or AG. In reaching its determination, the Board of Directors considered (i) the terms of the Technology Transfer and related matters, (ii) potential alternatives to the Technology Transfer, (iii) the financial risks if the Technology Transfer is not consummated, including inability to repay the ATI Obligations, (iv) the risk that if the Company retains the Technology it will not be able raise sufficient funds to utilize the Technology and (v) the ongoing operating losses of the Company and the substantial legal, accounting and other costs that would be incurred if the Company were to continue its business operations with respect to the Technology.

            Based on the foregoing, the Board of Directors believes that the Company's transfer of substantially all of its assets through the Technology Transfer is fair to, and in the best interests of, the Company and its stockholders. In view of the variety of factors considered in connection with its evaluation of the Technology Transfer, the Board of Directors did not find it practicable to, and did not quantify or otherwise attempt to, assign relative weights to the specific factors considered in reaching its determination. Due to the Company's financial condition, it could not pay for an opinion from a third party as to the fairness of the Technology Transfer.

            FEDERAL INCOME TAX CONSEQUENCES OF THE TECHNOLOGY TRANSFER. There will be no material adverse tax consequences to the Company as a result of the Technology Transfer. Stockholders of the Company will experience no direct federal income tax consequences as a result of the consummation of the Technology Transfer. The foregoing constitutes only a general description of the federal income tax consequences of the Technology Transfer.

            OTHER INFORMATION. The affirmative vote of the holders of a majority of the shares of outstanding Common Stock is required for the approval of the Technology Transfer (with that vote having been obtained pursuant to the Written Consent). Based on the above factors, the Board of Directors believes that the Technology Transfer is in the best interests of the Company and its stockholders. It is anticipated that the Technology Transfer will occur 23 days following the mailing of this Information Statement to the Company's stockholders. Stockholders of the Company have no dissenters' or appraisal rights with respect to the Technology Transfer.

                APPROVAL OF AN INCREASE IN THE AUTHORIZED SHARES


            The Company is presently authorized to issue up to 50,000,000 shares of Common Stock and up to 1,000,000 shares of preferred stock, in each case par value $0.0001 per share. The Company currently has outstanding 46,060,025 shares of Common Stock, with no preferred stock issued and outstanding. As a result, the Company has less than 4,000,000 shares of Common Stock available for future issuance. As of the Record Date, Triton was entitled to convert its existing $305,000 in principal amount of the Company's Series 1999-A Convertible Promissory Note and $385,000 in principal amount of the Company's Series 2000-A Convertible Promissory Note (collectively, the "Notes"), as well as an additional $[_____ ] that Triton has loaned to the Company or provided for its benefit for operating expenses (the "Operating Loans"), into up to [_____ ] shares of the Company's Common Stock. While that number varies based on the market price of the Common Stock, assuming (i) a continuing market price of $[_____ ] per share and (ii) that the combined principal, accrued interest and accrued penalties on the Notes and Operating Loans totals approximately $[______ ], the Company anticipates that in the future Triton will be able to convert the Notes and Operating Loans into at least [______ ] shares of Common Stock. Therefore, the number of authorized shares must be increased to at least [_______ ] in order to satisfy the Company's legal obligations to Triton. In addition, certain creditors of the Company have agreed to exchange at total of $722,459 in debt owed to them by the Company into an aggregate of 72,245,862 shares of the Company's Common Stock. As a result, the number of authorized shares must be increased to at least [ ] in order to satisfy the Company's legal obligations to Triton and those other creditors. Triton now owns approximately 65% of the Company's outstanding Common Stock. Assuming the issuance of an additional [_____ ] shares of Common Stock to Triton following the Share Increase, it is expected that Triton's interest in the Company will increase to approximately [___ %]. At this time, Triton intends to use its control over the Company to bring about a merger or other business combination with as third party. There is, however, no estimate as to when, if ever, a suitable merger or other business combination for the Company will be identified.


            In light of the above, the Share Increase will amend the Fourth Article of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock to 2,000,000,000, with [____] of those shares reserved for issuance to Triton, 72,245,862 of those shares reserved for issuance to certain other creditors as described above, and the balance to be used for such other issuances (including, but not limited to, issuances to consultants of the Company as compensation for their services) as the Company's Board of Directors may approve from time-to-time. The rights of those additional shares of Common Stock will be identical to those of the currently outstanding shares and the amendment will not alter the current number of issued shares or the relative rights and limitations of those shares. The Company has no current plans for the issuance of additional shares of Common Stock other than as described above. Any issuance of additional shares of Common Stock could have the effect of, among other things, diluting earnings per share, book value per share and/or voting power of the currently outstanding shares of Common Stock. There is no assurance that the additional authorized shares will be issued under circumstances that result in increased stockholder value for existing stockholders. It is not anticipated that any issuance of additional shares will require a vote of the Company's stockholders.

            Were the Share Increase not approved, the Company would be unable to comply with its obligations with respect to Triton and certain other creditors, which would, in turn, subject the Company to liability due to its default with respect to those obligations. In addition, if the Share Increase was not approved the Company would be prohibited from pursuing other courses of action that might require it to issue additional shares of Common Stock in excess of the currently remaining authorized but unissued shares. At this time, however, there are no transactions of that nature which are probable of occurring.

            On [____], 2003, the Company's Board of Directors approved the Share Increase. The affirmative vote of the holders of a majority of the shares of outstanding Common Stock is required for the approval of the Share Increase (with that vote having been obtained pursuant to the Written Consent). Based on the above factors, the Board of Directors believes that the Share Increase is in the best interests of the Company and its stockholders. It is anticipated that formal implementation of the Share Increase will occur by filing an amendment to the Company's Articles of Incorporation with the Nevada Secretary of State no sooner than twenty days after this Information Statement is first mailed to stockholders. Stockholders of the Company have no dissenters' or appraisal rights with respect to the Share Increase.

               AUTHORIZATION FOR THE COMPANY'S BOARD OF DIRECTORS
                   TO EFFECTUATE A REVERSE STOCK SPLIT OF THE
                  COMPANY'S COMMON STOCK OF UP TO ONE-FOR-2000

            GENERAL. The Reverse Stock Split has been authorized pursuant to the Written Consent; it will, however, be implemented only upon a determination by the Company's Board of Directors that the Reverse Stock Split in a specified amount (up to one-for-2000) is in the best interests of the Company and its stockholders. It is anticipated the Board of Directors will consider making such a determination only after approximately [___] shares of Common Stock have been issued to Triton and certain other creditors as described above in "Approval of an Increase in the Authorized Shares" (the "Conversion Issuances").

            PURPOSES AND EFFECTS OF THE REVERSE STOCK SPLIT. Consummation of the Reverse Stock Split will alter the number of issued and outstanding shares of Common Stock which, assuming the prior issuance of [____] shares in the Conversion Issuances, will be reduced to as few as [____] shares as a consequence thereof. The Company's Common Stock is listed for trading on the OTC Bulletin Board under the symbol "NUSL." On the Record Date, the reported closing price of the Common Stock on the OTC Bulletin Board was $[____] per share. The Board of Directors believes that the maximum Reverse Stock Split will help achieve a per-share price of approximately $[____], which, in turn, should make the Company a more attractive candidate in a merger or other business combination, which is currently being evaluated by Triton and appears to be the only way of obtaining value for the Company's stockholders in light of the Company's current financial condition (see attached financial statements beginning at page F-1). For additional information on the Company's financial condition and other related matters, please refer to the reports and other information filed by the Company with the Securities and Exchange Commission (the "SEC"). Such reports and other information can be accessed electronically by means of the SEC's home page on the Internet at www.sec.gov or at other Internet sites such as www.freeedgar.com. You can also read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting the Company's President, Lawrence Shatsoff, by telephone at (203) 239-9734 or by mail at P.O. Box 116, North Haven, Connecticut 06473.

            On the Record Date, the number of record holders of the Common Stock was [____] and the number of beneficial holders of Common Stock was estimated to be approximately [_____]. The Company does not anticipate that the Reverse Stock Split will result in a reduction in the number of such holders of the Company's Common Stock (with fractional shares being issued to stockholders where necessary).


            The Reverse Stock Split will only affect the number of shares of Common Stock issued and outstanding at the time thereof and will have no effect upon the number of authorized but unissued shares of Common Stock. The Common Stock will continue to be $0.0001 par value following the Reverse Stock Split. The following example of the maximum effect of the Reverse Stock Split is intended only for illustrative purposes, with "Common Stock Outstanding" calculated based on 46,060,025 shares outstanding as of the Record Date plus the assumed issuance of [ ] additional shares pursuant to the Conversion Issuances after the Record Date and prior to the Reverse Stock Split:

Reverse Stock             Common Stock                Authorized and
    Split                  Outstanding             Unissued Common Stock

1 for 2000            [                   ]           [             ]
                       -------------------             -------------

            At such time as the Reverse Stock Split may take effect (the "Effective Date"), each share of Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock") will be reclassified as and changed into the appropriate number of shares of the Company's Common Stock, $0.0001 par value per share (the "New Common Stock").
 Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing shares of New Common Stock. In the event the Reverse Stock Split results in fractional shares, certificates in the New Common Stock will be issued reflecting those fractional interests to the nearest thousandth of a share.

            FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT. The following is a summary of the material federal income tax consequences of the proposed Reverse Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect, and assumes that the New Common Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Old Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws applicable to them.

            o The Reverse Stock Split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code;

            o No gain or loss will be recognized by the Company in connection with the Reverse Stock Split;

            o No gain or loss will be recognized by a stockholder who exchanges all of his, her or its shares of Old Common Stock solely for shares of New Common Stock;

            o The aggregate basis of the shares of New Common Stock to be received in the Reverse Stock Split will be the same as the aggregate basis of the shares of Old Common Stock surrendered in exchange therefor; and

            o The holding period of the shares of New Common Stock to be received in the Reverse Stock Split will include the holding period of the shares of Old Common Stock surrendered in exchange therefor.

            THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORD- INGLY, EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH HIS, HER OR ITS OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION APPLICABLE TO THEM.

            OTHER INFORMATION. The affirmative vote of the holders of a majority of the shares of outstanding Common Stock is required to authorize the Reverse Stock Split (with that vote having been obtained pursuant to the Written Consent). Based on the above factors, the Board of Directors believes that authorization of the Reverse Stock Split is in the best interests of the Company and its stockholders. Upon such authorization, the Reverse Stock Split will occur only upon approval by the Company's Board of Directors (which shall specify the exact amount of the split, up to one-for-2000), and in any event no sooner than twenty days following the mailing of this Information Statement to the Company's stockholders. Stockholders of the Company have no dissenters' or appraisal rights with respect to the Reverse Stock Split.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            BENEFICIAL OWNERSHIP. The following table contains information, as of the Record Date, with respect to the beneficial ownership of the Company's Common Stock by (i) all directors of the Company, (ii) all persons or entities who beneficially own more than 5% of the Common Stock and (iii) all directors and executive officers of the Company as a group. Common Stock not outstanding but deemed beneficially owned by a stockholder by virtue of the right to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such stockholder. Unless otherwise noted, each person or entity listed below has sole voting and investment power with respect to the shares shown.

                           Name of                        Amount and Nature of         Percent of
                     Beneficial Owner                     Beneficial Ownership         Class (1)
                  -----------------------                 ----------------------       ----------
            Lawrence Shatsoff,                                 -0-                          N/A
            President, Secretary,
            Chief Financial Officer and Director (2)

            Triton Private Equities Fund, L.P. (3)             30,000,000(4)                65.13%

            Advanced Technology Industries, Inc. (5)           4,590,000                    9.97%

            All current directors and                          -0-                          N/A
            executive officers as a group
            (one person)

            ----------------

            (1) Based on 46,060,025 shares of Common Stock issued and outstanding as of [_______________], 2003.

            (2) Address is c/o the Company at P.O. Box 116, North Haven, Connecticut 06473.

            (3) Address is 225 N. Market Street, Suite 333, Wichita, Kansas, 67202.

            (4) Triton also holds the Notes, which together with accrued interest thereon and certain accrued penalties with respect thereto, were convertible into up to [__] shares of Common Stock on the Record Date. The conversion amount varies based on a percentage of a specified average closing bid price of the Common Stock during a specified period prior to the conversion date. In addition, the Operating Loans are convertible into shares of the Company's Common Stock at the same rate as the Company's Series 2000-A Convertible Promissory Note, resulting in up to [___] shares of Common Stock being issuable to Triton on the Operating Loans as of the Record Date. The number of shares obtainable upon conversion of the Notes and the Operating Loans changes constantly and so is not included in the above table.

            (5)         Address is Taubenstrasse 20, Berlin, Germany, 10117.

            CHANGE IN CONTROL. Triton is in the process of determining whether the Company has any value as a participant in a merger or other business combination. At this time, there is no estimate as to when, if ever, a suitable merger or other business combination for the Company will be identified. Should such a merger or other business combination actually occur, it is expected that there would be an accompanying change in control of the Company.

           INTEREST OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

            With the exception of Lawrence Shatsoff, the current sole director and officer of the Company, and James Samuelson, a former director and officer of the Company, as of the date of this Information Statement there are no persons who have been a director or officer of the Company since the beginning of the last fiscal year, or any associate of any such person, who have any substantial interest in the matters acted upon by the Written Consent. Mr. Shatsoff is a member of Triton Capital Management, L.L.C., the general partner of Triton, which has a substantial interest in the Share Increase. Mr. Samuelson is an officer of ATI, which has a substantial interest in the Technology Transfer.


                            PROPOSALS BY STOCKHOLDERS

            The Company's Board of Directors does not know of any matters that are to be presented to Triton for its approval and consent pursuant to the Written Consent other than those referred to in this InformatioStatement. If any stockholder of the Company entitled to vote intends to submit to the Company a proposal for inclusion in the Written Consent, other than elections to offices, such proposal must be received at the Company's offices, located at P.O. Box 116, North Haven, Connecticut 06473, attention: President, not later than [ ], 2003.

            DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS


            One Information Statement will be delivered to multiple stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders. Upon receipt of such notice, the Company will under-take to deliver promptly a separate copy of the Information Statement to the stockholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement. In the event a stockholder desires to provide such notice to the Company, such notice may be given verbally by telephoning the Company's offices at (203) 239-9734 or by mail to P.O. Box 116, North Haven, Connecticut 06473.


                                             By Order of the Board of Directors

                                             /s/ Lawrence Shatsoff,
                                             President

                          INDEX TO FINANCIAL STATEMENTS

                                                                        Page No.
                                                                       -------

INDEPENDENT AUDITORS' REPORT                                             F-2

BALANCE SHEET                                                            F-3
  At March 31, 2003

STATEMENTS OF OPERATIONS                                                 F-4
  For the Years Ended March 31, 2003 and 2002
  For the Period from Inception (May 12, 1998) to March 31, 2003

STATEMENTS OF STOCKHOLDERS' DEFICIENCY                                 F-5 - 8
  For the Period from Inception (May 12, 1998) to March 31, 2003

STATEMENTS OF CASH FLOWS                                                 F-9
  For the Years Ended March 31, 2003 and 2002
  For the Period from Inception (May 12, 1998) to March 31, 2003

NOTES TO FINANCIAL STATEMENTS                                          F-10 - 23

To the Board of Directors and Stockholders
Nurescell Inc.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

We have audited the accompanying balance sheet of Nurescell Inc. (a development stage company) (the "Company") as of March 31, 2003, and the related statements of operations, stockholders' deficiency and cash flows for the years ended March 31, 2003 and 2002 and for the period from inception (May 12, 1998) to March 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nurescell Inc. (a development stage company) as of March 31, 2003 and 2002, and the results of its operations, changes in stockholders' deficiency and cash flows for the years then ended and for the period from inception (May 12, 1998) to March 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred losses from operations since inception and, as of March 31, 2003, had a deficit accumulated during the development stage of $10,895,909 and a working capital deficit of $4,226,151. In addition, the Company is in default on its convertible notes payable. As a result of the debt defaults, on March 21, 2003, the Company entered into a Restructure Agreement in which it agreed to transfer its technology and only active business. As discussed further in Note 1 to the financial statements, these factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                         /S/ MARCUM & KLIEGMAN LLP

New York, New York
June 16, 2003

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                                  BALANCE SHEET

                                 MARCH 31, 2003

                                         ASSETS
                                         ------

CURRENT ASSETS:
  Cash                                                             $      5,125
                                                                   -------------
        TOTAL ASSETS                                               $      5,125
                                                                   =============

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY
                    ----------------------------------------

CURRENT LIABILITIES:
  Convertible notes payable - ATI (related party)                  $  1,000,000
  Convertible notes payable - Triton (related party)                    690,000
  Accounts payable                                                      296,399
  Due to stockholders and former officers                               254,022
  Accrued expenses                                                    1,540,855
  Unearned revenue                                                      450,000
                                                                   -------------
        TOTAL CURRENT LIABILITIES                                     4,231,276
                                                                   -------------
STOCKHOLDERS' DEFICIENCY:
  Preferred stock - $0.0001 par value; 1,000,000 shares
    authorized; -0- shares issued and outstanding                            --
  Common stock - $0.0001 par value; 50,000,000 shares
    authorized; 46,070,238 shares issued and 46,060,025
    shares outstanding                                                    4,607
  Additional paid-in capital                                          6,695,151
  Treasury stock, at cost - 10,213 shares                               (30,000)
  Deficit accumulated during the development stage                  (10,895,909)
                                                                   -------------
        TOTAL STOCKHOLDERS' DEFICIENCY                               (4,226,151)
                                                                   -------------
        TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY             $      5,125
                                                                   =============

   The accompanying notes are an integral part of these financial statements.


                                    NURESCELL INC.
                         (A Company in the Development Stage)

                            STATEMENTS OF OPERATIONS


                                        For the Years Ended        For the Period
                                             March 31,            from May 12, 1998
                                   ----------------------------- (Date of Inception)
                                       2003             2002       to March 31, 2003
                                   -------------   -------------     -------------
SALES                              $         --    $         --      $         --

COST OF SALES                                --              --                --
                                   -------------   -------------     -------------
GROSS PROFIT (LOSS)                          --              --                --
                                   -------------   -------------     -------------
OPERATING EXPENSES:
  Bad debts                              25,000           8,700            33,700
  General and administrative             51,326          98,084           151,010
                                   -------------   -------------     -------------
    TOTAL OPERATING EXPENSES             76,326         106,784           184,710
                                   ------------    ------------      ------------
LOSS FROM OPERATIONS                    (76,326)       (106,784)         (184,710)
                                   -------------   -------------     -------------
OTHER INCOME (EXPENSES):
    Interest expense                     (8,313)         (4,854)          (16,236)
                                   -------------   -------------     -------------
    TOTAL OTHER EXPENSES                 (8,313)         (4,854)          (16,236)
                                   -------------   -------------     -------------

LOSS FROM CONTINUING OPERATIONS         (84,639)       (111,638)         (200,946)

LOSS FROM DISCONTINUED OPERATIONS      (364,689)     (2,206,433)      (10,694,963)
                                   -------------   -------------     -------------
NET LOSS                           $   (449,328)   $ (2,318,071)     $(10,895,909)
                                   =============   =============     =============

BASIC AND DILUTED LOSS PER SHARE:
  Continuing operations            $      (0.01)   $      (0.01)
  Discontinued operations                 (0.02)          (0.13)
                                   -------------   -------------
      NET LOSS PER SHARE           $      (0.03)   $      (0.14)
                                   =============   =============
WEIGHTED AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING
    Basic and diluted                16,892,156      16,070,238
                                   =============   =============

      The accompanying notes are an integral part of these financial statements.

                                       F-4

                                           NURESCELL INC.
                                (A Company in the Development Stage)

                               STATEMENTS OF STOCKHOLDERS' DEFICIENCY

                   FOR THE PERIOD FROM INCEPTION (MAY 12, 1998) TO MARCH 31, 2003

              (All per shares prices are presented rounded within two decimal places)


                                                   Common Stock          Additional       Stock
                                            --------------------------    Paid-in      Subscription
                                               Shares        Amount       Capital       Receivable
                                            ------------  ------------  ------------   ------------
Issuance of common stock
  Cash - Founding Shareholders
   (May and June 1998 at $.001 per share)     2,500,000   $       250   $     2,250    $        --
  Purchase of Technology
   (June 1998 at $.0001)                     10,000,000         1,000        (1,000)            --
  Cash - $1.00 per share (August 1998)          498,000            50       497,950             --
  Cash - $5.00 per share, net of
    issuance cost (September 1998)               79,000             8       349,992             --
  Common stock subscriptions                      5,000            --        25,000             --
Fair value of options granted                        --            --        30,000             --
Net loss, as restated for March 31, 1999             --            --            --             --
                                            ------------  ------------  ------------   ------------
BALANCE, MARCH 31, 1999                      13,082,000         1,308       904,192             --

Issuance of common stock
  Consulting/other services (May 1999
    through December 1999 at
    $1.12 - $3.51 per share)                    692,000            69     1,591,138             --
  Exercise of stock options
    (October 1999 at $.50 per share)            120,000            12        59,988             --
  Exercise of stock options
    (January 2000 at $1.00 per share)            15,000             2        14,998             --
  Exercise of stock options
    (March 2000 at $2.00 per share)              10,000             1        19,999             --
  Settlement of related party accruals
    (January 2000 at $2.13 per share)           524,226            52     1,113,928             --
  Award to directors and officers
    (January 2000 at $2.13 per share)           734,562            74     1,560,870             --
  Cash (April 1999 at $5.00)                     14,000             1        69,999             --
  Purchase of 10,213 shares of
    treasury stock at $2.94 per share                --            --            --             --
Fair value of options granted                        --            --       691,756             --
Fair value of warrants granted                       --            --       102,696             --
Net loss                                             --            --            --             --
                                            ------------  ------------  ------------   ------------
BALANCE, MARCH 31, 2000                      15,191,788   $     1,519   $ 6,129,564             --
                                            ============  ============  ============   ============

             The accompanying notes are an integral part of these financial statements.

                                                F-5


                                         NURESCELL INC.
                              (A Company in the Development Stage)

                             STATEMENTS OF STOCKHOLDERS' DEFICIENCY

                 FOR THE PERIOD FROM INCEPTION (MAY 12, 1998) TO MARCH 31, 2003

            (All per shares prices are presented rounded within two decimal places)

                                                   Common Stock         Additional    Stock
                                             ------------------------    Paid-in   Subscription
                                                Shares       Amount      Capital    Receivable
                                             -----------  -----------  -----------  -----------
BALANCE, MARCH 31, 2000                      15,191,788   $    1,519   $6,129,564   $       --

Issuance of common stock
  Exercise of stock options (May 2000
    at $1.00 per share)                           7,500            1        7,499           --
  Exercise of stock options (June 2000
    at $0.25 per share)                         100,000           10       24,990      (25,000)
  Settlement of lawsuit (August 2000
    at $1.03 per share)                          34,000            3       35,058           --
  Settlement of lawsuit (February 2001
    at $0.34 per share)                          50,000            5       17,185           --
  Conversion of debt (August 2000 at
    $0.53 per share)                            250,000           25      132,475           --
  Conversion of debt (January 2001 at
    $0.30 per share)                            336,950           34      100,000           --
  To employee (August 2000 at $0.62
    per share)                                  100,000           10       62,490           --
Fair value of options and warrants granted           --           --      158,890           --
Net loss                                             --           --           --           --
                                             -----------  -----------  -----------  -----------
BALANCE, MARCH 31, 2001                      16,070,238        1,607    6,668,151      (25,000)

Net loss                                             --           --           --           --
                                             -----------  -----------  -----------  -----------
BALANCE, MARCH 31, 2002                      16,070,238        1,607    6,668,151      (25,000)

Conversion of debt (March 2003 at
    $0.001 per share)                        30,000,000        3,000       27,000           --
Write-off of stock subscription receivable           --           --           --       25,000

Net loss                                             --           --           --           --
                                             -----------  -----------  -----------  -----------
BALANCE, MARCH 31, 2003                      46,070,238   $    4,607   $6,695,151   $       --
                                             ===========  ===========  ===========  ===========

          The accompanying notes are an integral part of these financial statements.

                                              F-6

                                    NURESCELL INC.
                         (A Company in the Development Stage)

                     STATEMENTS OF STOCKHOLDERS' DEFICIENCY

            FOR THE PERIOD FROM INCEPTION (MAY 12, 1998) TO MARCH 31, 2003

       (All per shares prices are presented rounded within two decimal places)

                                              Treasury     Accumulated
                                               Stock         Deficit         Total
                                            ------------   ------------   ------------
Issuance of common stock
  Cash - Founding Shareholders
   (May and June 1998 at $.001 per share)   $        --    $        --    $     2,500
  Purchase of Technology
   (June 1998 at $.0001)                             --             --             --
  Cash - $1.00 per share (August 1998)               --             --        498,000
  Cash - $5.00 per share, net of
    issuance cost (September 1998)                   --             --        350,000
  Common stock subscriptions                         --             --         25,000
Fair value of options granted                        --             --         30,000
Net loss, as restated for March 31, 1999             --       (674,526)      (674,526)
                                            ------------   ------------   ------------
BALANCE, MARCH 31, 1999                              --       (674,526)       230,974

Issuance of common stock
  Consulting/other services (May 1999
    through December 1999 at
    $1.12 - $3.51 per share)                         --             --      1,591,207
  Exercise of stock options
    (October 1999 at $.50 per share)                 --             --         60,000
  Exercise of stock options
    (January 2000 at $1.00 per share)                --             --         15,000
  Exercise of stock options
    (March 2000 at $2.00 per share)                  --             --         20,000
  Settlement of related party accruals
    (January 2000 at $2.13 per share)                --             --      1,113,980
  Award to directors and officers
    (January 2000 at $2.13 per share)                --             --      1,560,944
  Cash (April 1999 at $5.00)                         --             --         70,000
  Purchase of 10,213 shares of
    treasury stock at $2.94 per share           (30,000)            --        (30,000)
Fair value of options granted                        --             --        691,756
Fair value of warrants granted                       --             --        102,696
Net loss                                             --     (6,416,192)    (6,416,192)
                                            ------------   ------------   ------------
BALANCE, MARCH 31, 2000                     $   (30,000)   $(7,090,718)   $  (989,635)
                                            ============   ============   ============

      The accompanying notes are an integral part of these financial statements.

                                       F-7

                                      NURESCELL INC.
                           (A Company in the Development Stage)

                          STATEMENTS OF STOCKHOLDERS' DEFICIENCY

              FOR THE PERIOD FROM INCEPTION (MAY 12, 1998) TO MARCH 31, 2003

         (All per shares prices are presented rounded within two decimal places)


                                               Treasury      Accumulated
                                                Stock          Deficit          Total
                                             -------------   -------------   -------------
BALANCE, MARCH 31, 2000                      $    (30,000)   $ (7,090,718)   $   (989,635)

Issuance of common stock
  Exercise of stock options (May 2000
    at $1.00 per share)                                --              --           7,500
  Exercise of stock options (June 2000
    at $0.25 per share)                                --              --              --
  Settlement of lawsuit (August 2000
    at $1.03 per share)                                --              --          35,061
  Settlement of lawsuit (February 2001
    at $0.34 per share)                                --              --          17,190
  Conversion of debt (August 2000 at
    $0.53 per share)                                   --              --         132,500
  Conversion of debt (January 2001 at
    $0.30 per share)                                   --              --         100,034
  To employee (August 2000 at $0.62
    per share)                                         --              --          62,500
Fair value of options and warrants granted             --              --         158,890
Net loss                                               --      (1,037,792)     (1,037,792)
                                             -------------   -------------   -------------
BALANCE, MARCH 31, 2001                           (30,000)     (8,128,510)     (1,513,752)

Net loss                                               --      (2,318,071)     (2,318,071)
                                             -------------   -------------   -------------
BALANCE, MARCH 31, 2002                           (30,000)    (10,446,581)     (3,831,823)

Conversion of debt (March 2003 at
    $0.001 per share)                                  --              --          30,000
Write-off of stock subscription receivable             --              --          25,000

Net loss                                               --        (449,328)       (449,328)
                                             -------------   -------------   -------------
BALANCE, MARCH 31, 2003                      $    (30,000)   $(10,895,909)   $ (4,226,151)
                                             =============   =============   =============

        The accompanying notes are an integral part of these financial statements.

                                           F-8


                                             NURESCELL INC.
                                  (A Company in the Development Stage)

                                        STATEMENTS OF CASH FLOWS

                                                                                           For the Period
                                                               For the Years Ended         from Inception
                                                                     March 31,             (May 12, 1998)
                                                           -----------------------------    to March 31,
                                                               2003            2002             2003
                                                           -------------   -------------   -------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                 $   (449,328)   $ (2,318,071)   $(10,895,909)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
      Depreciation                                               15,427          15,555          60,145
      Bad debts                                                  25,000           8,700          33,700
      Inventory write-down                                       10,022          54,515          64,537
      Write-off of intangible assets                                 --          87,944          87,944
      Amortization of discount on notes payable                      --              --         556,579
      Loss on abandonment of computer software                   32,248              --          39,026
      Issuance of stock for services                                 --              --       4,380,882
      Fair value of options and warrants                             --              --         880,646
      Gain on conversion of debt                                     --              --        (280,000)
  Changes in Operating Assets and Liabilities:                       --
      Accounts receivable - related party                            --         434,480          (8,700)
      Inventory                                                      --          (4,645)        (64,537)
      Prepaid expenses                                               --          10,132              --
      Accounts payable                                           39,355         101,545         296,399
      Accrued expenses                                          490,855         661,356       1,540,855
      Accrued termination fee                                        --       1,000,000       1,000,000
      Unearned income                                          (200,000)       (200,000)        450,000
                                                           -------------   -------------   -------------
      NET CASH USED IN OPERATING ACTIVITIES                     (36,421)       (148,489)     (1,858,433)
                                                           -------------   -------------   -------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property and equipment                                --              --         (99,171)
  Acquisition of intangibles                                         --          (7,059)        (87,944)
                                                           -------------   -------------   -------------
      NET CASH USED IN INVESTING ACTIVITIES                          --          (7,059)       (187,115)
                                                           -------------   -------------   -------------
CASH FLOWS FROM FINANCING ACTIVITIES
  (Repayment of) proceeds from overdraft                           (849)            849              --
  Proceeds from sale of common stock                                 --              --       1,018,000
  Prepaid financing costs                                            --              --         (96,349)
  Proceeds from stockholder and former officers
    loans-net                                                    42,395         140,841         254,022
  Proceeds from issuance of convertible notes                        --              --         875,000
                                                           -------------   -------------   -------------
     NET CASH PROVIDED BY FINANCING ACTIVITIES                   41,546         141,690       2,050,673
                                                           -------------   -------------   -------------
INCREASE (DECREASE) IN CASH                                       5,125         (13,858)          5,125
CASH - BEGINNING OF PERIOD                                           --          13,858              --
                                                           -------------   -------------   -------------
                                                           $      5,125    $         --    $      5,125
                                                           =============   =============   =============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
--------------------------------------------------

  Cash paid during the year for:
    Interest                                               $         --    $         --    $      7,359
                                                           =============   =============   =============
    Income taxes                                           $         --    $        525    $      1,600
                                                           =============   =============   =============
  NON CASH FLOW FINANCING ACTIVITY:

Issuance of common stock upon conversion of note payable
                                                           $     30,000    $         --    $     30,000
                                                           =============   =============   =============

               The accompanying notes are an integral part of these financial statements.

                                                  F-9

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE  1 -  BUSINESS AND CONTINUED OPERATIONS

Nurescell Inc. (the "Company") is a development stage company that was formed in 1998 for the purpose of developing and commercially exploiting a proprietary radiation shielding technology (the "Nurescell Technology") for use by the nuclear power industry and others producing, handling or storing radioactive materials. The Nurescell Technology material, which is comprised of a unique composite of materials, was designed for incorporation into the structural components of new and existing nuclear reactors and other facilities in order to provide a cost-effective safeguard from the lethal effect of radiation while achieving a minimal disruption to existing facilities. In addition, it was expected to provide an innovative shielding material for various other purposes, including nuclear accelerator and defense research applications. To date, the Company has failed to generate any significant revenue from the Nurescell Technology. Having exhausted all of its funding and without any source of revenue, the Company has been forced to reduce its operations to a minimal level. On March 21, 2003, the Company entered into a Restructure Agreement (the "Restructure Agreement") with Triton Private Equities Fund, L.P. ("Triton"), Advanced Technology Industries, Inc. ("ATI") (a related party) and ATI's subsidiary, ATI Nuklear AG ("AG"), pursuant to which Triton has taken control of the Company and the Company will divest itself of the Nurescell Technology, as described in more detail below.

The Restructure Agreement provides for the transfer by the Company to ATI or AG of all right, title and interest in and to the Nurescell Technology in return for the cancellation by ATI and AG of all debts and other obligations owed to either of them by the Company (the "ATI Obligations"), consisting primarily of a $1 million promissory note, plus interest, secured by the Nurescell Technology (among other things) and approximately $200,000 in short-term cash advances and payments made by ATI to or on behalf of the Company. The agreement also provides for conversion of the Company's notes payable to Triton, which will give Triton a controlling interest in the Company.

The Restructure Agreement contains various customary provisions relating to the Company, ATI and AG. Those provisions include, among other things, representations and warranties with respect to (i) the execution and enforceability of the Restructure Agreement and (ii) title to, and absence of liens on, the Nurescell Technology. The preparation and circulation of an Information Statement to the Company's stockholders is a condition to the completion of the Restructure Agreement, and, subject to certain provisions of the Restructure Agreement, it is expected that such completion will occur 23 days after the Information Statement is sent or given to the Company's stockholders. At this time, it is anticipated that the transfer of the Nurescell Technology pursuant to the Restructure Agreement will take place in the third quarter of 2003. In light of AG's security interest in the Nurescell Technology in connection with the ATI Obligations, the parties have agreed that the transfer of the Nurescell Technology pursuant to the Restructure Agreement constitutes a transfer of collateral pursuant to Section 9609 of the California Uniform Commercial Code.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE  1 -  BUSINESS AND CONTINUED OPERATIONS (Continued)

Following the transfer of the Nurescell Technology, the Company expects to have essentially no assets. However, after that transfer, as well as certain anticipated conversions of outstanding debt into common stock, it is expected that the Company will be left with only approximately $100,000 in liabilities. It is expected that those remaining liabilities will either be settled for cash using funds provided by Triton or paid with funds provided by a third party in conjunction with a possible merger or other consolidation with the Company (which is currently being investigated by Triton). As the transfer of the Nurescell Technology will involve a transfer of assets in return for cancellation of certain indebtedness, the Company's current stockholders will receive no payment as a result of that transfer and will retain their equity interests in the Company following the consummation of the transaction. For accounting purposes, the Company will treat the transfer of the Nurescell Technology as an exchange for the extinguishment of debt.

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, as shown in the accompanying financial statements, the Company is in the development stage and has incurred losses from operations since inception. As of March 31, 2003, the Company had an accumulated deficit since inception of $10,895,909. All of the factors discussed above raise substantial doubt about the Company's ability to continue as a going concern.

Management's business plan will require additional financing. To support its operations during the year ended March 31, 2003, the Company borrowed monies from officers and certain stockholders in the amount of $42,395.

The Company is actively seeking a merger or other business combination with a private company. The Company's ability to continue as a going concern is dependent upon additional financing, restructuring its existing liabilities, and the successful completion of a merger or other business combination. No assurance can be given that the Company will be successful in locating a candidate for a merger or other business combination and/or completing such transaction. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes
------------

Deferred taxes represent the tax effects of differences between the financial reporting and tax bases of the Company's assets and liabilities at the enacted tax rates in effect for the years in which the differences are expected to reverse. The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. Income tax expense consists of the tax payable for the period and the change during the period in deferred tax assets and liabilities.

Research and Development Costs
------------------------------

Research and development costs are expensed as incurred. The amount charged to research and development for the years ended March 31, 2003 and 2002 approximated $-0- and $404,000, respectively, and is reflected in loss from discontinued operations in the accompanying statements of operations.

Net Loss Per Common Share
-------------------------

Basic Earnings Per Share ("EPS") is calculated by dividing income available to common stockholders (the "numerator") by the weighted average number of common shares outstanding (the "denominator") during the period. The computation of diluted EPS is similar to the computation of basic EPS, except that the denominator is increased to include the number of additional common shares that would have been outstanding if the dilutive potential common shares (that is, securities such as options, warrants, convertible securities, or contingent stock agreements) had been issued. In addition, in computing the dilutive effect of convertible securities, the numerator is adjusted to add back (a) any convertible preferred dividends and (b) the after-tax amount of interest recognized in the period associated with any convertible debt. The computation of diluted EPS shall not assume conversion, exercise, or contingent issuance of securities that would have an antidilutive effect on EPS.

Fair Value of Financial Instruments
-----------------------------------

The reported carrying amount of the Company's cash, convertible notes, accounts payable, due to stockholders and former officers, accrued expenses and unearned revenue approximates the estimated fair values due to the short-term maturities of those financial instruments.

Revenue Recognition
-------------------
The Company recognizes revenue from licensing and sub-licensing sales when the following criteria are met (1) persuasive evidence of an arrangement exists, (2) delivery has occurred, (3) the fee is fixed and determinable, and (4) collectibility is reasonably assured.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock Options and Similar Equity Instruments
--------------------------------------------

As permitted under SFAS No. 148, "Accounting for Stock-Based Compensation - Transaction and Disclosure"' which amended SFAS N0. 123, "Accounting for Stock-Based Compensation", the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation arrangements as defined by Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees", and related interpretations including FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation", an interpretation of APB. 25. No stock-based employee compensation cost is reflected in operations, as all options granted under those plans have an exercise price equal to or above the market value of the underlying common stock on the date of grant. The follow table illustrates the effect on net loss and net loss per share as if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock-based employee compensation:

                                                         For the Year Ended
                                                              March 31,
                                                         2003          2002
                                                     ---------------------------

Net loss attributable to common shareholders
 As reported                                         $  (449,328)   $(2,318,071)
 Less:  Stock-based employee compensation
  expense determined under fair value-based
  method for all awards                                       --             --
                                                     ------------   ------------
 Pro forma                                           $  (449,328)   $(2,318,071)
                                                     ============   ============
Basic and diluted net loss per share
 As reported
        Continuing operations                        $     (0.01)   $     (0.01)
        Discontinued operations                            (0.02)         (0.13)
                                                     ------------   ------------
 Net loss per share                                  $     (0.03)   $     (0.14)
                                                     ============   ============
 Pro forma
        Continuing operations                        $     (0.01)   $     (0.01)
        Discontinued operations                            (0.02)         (0.13)
                                                     ------------   ------------
 Net loss per share                                  $     (0.03)   $     (0.14)
                                                     ============   ============

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Segment Information
-------------------

SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," establishes standards for the way public companies report information about operating segments and related disclosures about products and services, geographic areas and major customers in annual financial statements. The Company views its business as principally one segment.

Recent Accounting Pronouncements and Adoption of New Policies
-------------------------------------------------------------

As of March 31, 2003, the Company has adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities ("SFAS No. 146")." " SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred versus the date an entity commits to an exit plan under previously existing guidance. SFAS No. 146 also establishes that fair value is the objective for initial measurement of the liability. The provisions of this statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The adoption of SFAS No. 146 had no significant impact on the Company's financial position and results of operations.

In November 2002, the FASB issued FASB Interpretation No. 45 ("FIN 45"), "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN 45 requires that upon issuance of a guarantee, the guarantor must recognize a liability for the fair value of the obligation it assumes under that guarantee. FIN 45 also requires additional disclosures by a guarantor in its interim and annual financial statements about the obligations associated with guarantees issued. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The recognition and measurement provisions are effective on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of Fin 45 did not have a material impact on the Company's financial position and results of operations.

In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities." FIN 46 provides guidance on the identification of entities for which control is achieved through means other than through voting rights, variable interest entities, and how to determine when and which business enterprises should consolidate variable interest entities. This interpretation applies immediately to variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003. The adoption of this interpretation is not expected to have a material impact on the Company's financial position and results of operations.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements and Adoption of New Policies (Continued)
-------------------------------------------------------------

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity"("SFAS No. 150"). SFAS No. 150 establishes standards for classification and measurement in the statement of financial position of certain financial instruments with characteristics of both liabilities and equity. It requires classification of a financial instrument that is within its scope as a liability (or an asset in some circumstances). SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and, otherwise, is effective at the beginning of the first interim period beginning after June 15, 2003. The Company has not yet determined the impact of adopting SAFS No. 150 on its financial position and results of operations.

Reclassifications
-----------------

Certain amounts have been reclassified in the 2002 financial statements to correspond to the 2003 presentation.

NOTE 3 - PROPERTY AND EQUIPMENT

During the quarter ending March 31, 2003, the Company wrote-off its remaining property and equipment in the amount of $32,248 due to abandonment by the Company. However, before abandoning of such assets, depreciation expense for the years ended March 31, 2003 and 2002 amounted to $15,427 and $15,555, respectively. Such amounts are reflected in discontinued operations in the statements of operations.

NOTE 4 - CONVERTIBLE NOTES PAYABLE - ATI (Related Party)

In 2001 the Company executed a $1 million secured convertible promissory note payable to AG (formerly known as Nurescell AG) bearing interest at 8% per annum, with principal and interest to be paid in 32 equal monthly payments of $34,805 each, beginning on November 30, 2001. Any remaining principal balance and accrued interest is due and payable on September 30, 2004. The note is secured by (i) 15,000,000 shares of the Company's common stock,(ii) a first priority security interest in the Company's technology and (iii) all royalties due to AG. The Company did not make scheduled monthly payments and is in default as to the principal and interest payments. Interest accrued on this note payable for the year ended March 31, 2003 amounted to $120,000 and is included in accrued expenses in the accompanying balance sheet (see Note 11).

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 5 - CONVERTIBLE NOTES PAYABLE - Triton (Related Party)

On December 15, 1999 and February 8, 2000, respectively, the Company signed convertible promissory notes to Triton, each with a face value of $385,000 and bearing interest at 8% per annum ("December Note" and "February Note"). Interest for the December and February Notes was due quarterly beginning March 31, 2000 and June 30, 2000, respectively. Total interest accrued on both notes as of March 31, 2003 is $191,525. The Company is also liable for certain penalties due to a breach of a registration rights agreement in connection with above notes. Total penalties accrued amounted to $550,038 as of March 31, 2003. Both interest and penalties are included in accrued expenses as of March 31, 2003.

Interest on the notes can be paid in shares of the Company's common stock at the discretion of the Company, as defined in the agreement. The notes became due and payable on December 1, 2001. The holder of the notes can convert them to the Company's common stock at its option, at any time. The holder is entitled to convert all or a portion of the original principal face amount of each note into shares of common stock at a conversion price for each share of common stock equal to the lesser of (a) one hundred twenty-five percent (125%) of the closing price of the Company's common stock at the date of the note or (b) 95% of the average of the three lowest bid prices of the Company's common stock for twenty
(20) trading days prior to the conversion date. At March 31, 2003, the Company is in default as to the principal and interest payable.

On March 21, 2003, pursuant to the Restructure Agreement, Triton converted $30,000 in principal amount of the December Note into 30,000,000 shares of common stock at the price of $.001 per share, thus giving Triton approximately 65% of the Company's outstanding common stock and voting control over the Company. Future additional conversions are planned as described in Note 1.

NOTE 6 - ACCRUED EXPENSES

Accrued expenses consist of the following at March 31, 2003:

           Accrued directors' fees                       $   58,000
           Accrued salary                                   521,937
           Accrued interest and penalties
             ($126,388 related parties)                     875,999
           Accrued payroll taxes                              5,476
           Other advances                                    79,443
                                                         -----------

                                                         $1,540,855
                                                         ===========

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 7 - DUE TO STOCKHOLDERS AND FORMER OFFICERS

Due to stockholders and former officers at March 31, 2003 consists of short-term cash advances of $174,310 from ATI (a major shareholder of the company to which the Company's technology is licensed). This advance is non-interest bearing and payable on demand (see Note 11). Also included in the balance is a $63,877 cash advance from Mr. Adrian Joseph, a stockholder and former officer of the Company, payable on demand, and bearing interest at 10% per annum. Interest expense on this loan for the year ended March 31, 2003 and March 31, 2002 was $6,388 per year, with $76,388 included in accrued expenses at March 31, 2003. Also included in the balance is a $15,835 cash advance from Mr. James Samuelson, a former officer and director of the Company. This advance is non-interest bearing and is payable on demand.

NOTE 8 - COMMON STOCK

In March 1999, the Company received subscriptions for 5,000 shares of the Company's common stock at $5 per share. Subsequently, in April 1999, the monies were received and the stock was issued.

During the year ended March 31, 2000, the Company received $95,000 for the exercise of 145,000 stock options. In addition, the Company issued 14,000 shares for $70,000 to outside investors.

From May 1999 to December 1999, the Company issued 692,000 shares to employees and outside third parties for past services pursuant to consulting agreements and as approved by the Company's Board of Directors. These shares were valued at prices ranging from $1.12 to $3.51 per share based upon closing prices of the Company's common stock on the dates of the agreements.

In January 2000, the Board of Directors approved the issuance of 524,226 shares of common stock for the payment of past director fees, annual salaries and various unreimbursed expenses due to officers and directors. In addition, the Board of Directors approved an award of 734,562 shares of common stock to officers and directors on that same date. These issuances were valued at approximately $2.13 per share, based upon the closing price of the Company's common stock on the date of approval.

During the year ended March 31, 2001, the Company received $7,500 for the exercise of 7,500 stock options. In addition, the Company issued 100,000 shares of restricted stock at $0.25 per share and recorded a stock subscription receivable. Restriction on this stock will not be removed until the $25,000 is received.

From May to July 2000, the Company borrowed $412,500 from a non-related party. This debt was converted to 250,000 shares of common stock on August 11, 2000 at a fair market value of $0.53 per share. The Company recognized a gain on conversion of debt of $280,000.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 8 - COMMON STOCK (Continued)

On August 17, 2000 the Company issued 34,000 shares of common stock with a fair market value of approximately $1.03 per share in settlement of a lawsuit.

On September 13, 2000 the Company issued a stock bonus to William Wilson, a former President of the Company. A total of 100,000 shares with a fair market value of $0.625 per share were issued.

Triton converted a portion of its promissory notes on January 9, 2001 into 336,950 shares of common stock of the Company with a fair market value of approximately $0.30 per share.

On February 20, 2001, the Company settled a lawsuit by issuing 50,000 shares of its common stock with a fair market value of approximately $.34 per share.

On March 21, 2003 pursuant to the Restructure Agreement, Triton converted $30,000 in principal amount of a convertible promissory note previously issued to Triton by the Company into 30,000,000 shares of common stock at the price of $.001 per share, thus giving Triton approximately 65% of the Company's outstanding common stock and voting control over the Company.

Stock Options
-------------

The Company has a Non-Qualified Stock Option Plan (the "Plan") whereby the Company may grant options to directors, officers, employees or consultants to purchase the Company's common stock at the fair market value at the time of grant. The aggregate number of Company's common shares, which may be granted under the plan, is 360,000 shares.

The following is a summary of Plan and Non-Plan stock options activity through March 31, 2003:

                                                                  Weighted
                                                                   Average
                                             Number of Shares       Prices
                                             ----------------   -------------

     Balance outstanding at March 31, 1999        484,000            $0.63
       Granted                                    661,000            $1.24
       Exercised                                 (145,000)           $0.66
       Expired                                       -                 -
                                                ----------           -----
     Balance outstanding at March 31, 2000      1,000,000            $1.03
       Granted                                    150,000            $0.83
       Exercised                                 (107,500)           $0.30
       Expired                                   (585,000)             -
                                                ----------           -----
     Balance outstanding at March 31, 2001        457,500            $1.46
       Granted                                       -                 -
       Exercised                                     -                 -
       Expired                                   (207,500)             -
                                                ----------           -----
     Balance outstanding at March 31, 2002        250,000            $1.64
       Granted                                       -                 -
       Exercised                                     -                 -
       Expired                                   (250,000)           (1.64)
                                                ----------          ------
     Balance outstanding at March 31, 2003           -              $  -
                                                ==========          ======

There is no plan currently to change or terminate the Option Plan due to the Restructure Agreement.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 8 - COMMON STOCK (Continued)

Warrants
--------

The following is a summary of all warrants granted to stockholders, consultants and others to acquire the Company's common stock through March 31, 2003:

                                    Number of Shares
                                       Subject to         Exercise
                                        Warrants        Price Range
                                    ----------------  --------------

         Balance - April 1, 1999            98,000         $1.00
           Granted                         100,000    $2.25 - $4.00
           Exercised                          -             -
                                         ---------   ---------------
         Balance - March 31, 2000          198,000     $1.00 - $4.00
           Granted                            -              -
           Exercised                          -              -
           Expired                            -              -
                                         ---------   ----------------
         Balance - March 31, 2001          198,000     $0.50 - $4.00
           Granted                            -              -
           Exercised                          -              -
                                         ---------   ----------------
         Balance - March 31, 2002          198,000     $0.50 - $4.00
           Granted                            -              -
           Exercised                          -              -
           Expired                        (198,000)  $(0.50) - $(4.00)
                                         ---------   ----------------

         Balance - March 31, 2003             -      $       -
                                         =========   ================

Securities that could potentially dilute basic earnings per share ("EPS") in the future, and were not included in the computation of diluted EPS because to do so would have been anti-dilutive for the periods presented, consist of the following:

           Common stock reserved for the conversion of
             note payable to ATI                               15,000,000
           Convertible notes payable (assumed conversion
             at March 31, 2003 at a market price of $.001)  1,346,109,000
                                                            -------------
           Total as of March 31, 2003                       1,361,109,000

           Subsequent to March 31,2003

              Accounts payable, accrued expenses and due to
             stockholders & former officers                    72,246,000
                                                            -------------
                                                            1,433,355,000
                                                            =============

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 9 - INCOME TAXES

During the years ended March 31, 2003 and 2002, no provision for taxes was required, except for minimum state franchise tax, since the Company has recorded valuation allowances against its net operating loss carryforwards for tax purposes.

For Federal income tax purposes, approximately $10,000,000 of net operating loss carryforwards exists to offset future taxable income. These carryforwards expire in 2015; however utilization may be subject to limitation upon ownership change, as defined by the Internal Revenue Code. If such a change should occur, the actual utilization of the Company's net operating loss carryforwards, for tax purposes, would be limited annually to a percentage of the fair market value of the Company at the time of such change.

No tax benefit has been reported in the accompanying financial statements, however, because of the uncertain realization of these benefits. Accordingly, at March 31, 2003, the $3,400,000 estimated tax benefit of the cumulative carryforwards has been offset by a valuation allowance of the same amount.

NOTE 10 - OTHER RELATED PARTY TRANSACTION

The Company entered into a consulting contract with one of its former directors as a means of inducing the director to devote additional time and effort to the Company over and above the time normally expected of a director. This contract provided for payments of $2,000 per month to said director under contract, and has no stated termination date, but is cancelable by either party on 30 days written notice. The amounts expensed by the Company under this contract were $6,000 and $24,000 during the years ended March 31, 2003 and 2002 respectively, and are included in loss from discontinued operations. The total amount due to this former director for his services as of March 31, 2003 was $48,000 and included in accrued expenses. This contract was terminated during the quarter ended June 30, 2002.

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 11 - ATI NUKLEAR AG (RELATED PARTY)

Effective August 15, 2000, the Company entered into a licensing agreement (the "AG License"), whereby the Company granted to AG (a German company owned by ATI) the exclusive right and license to market and sell the Nurescell Technology for a period of five years in a specified territory. As consideration for the license, AG was to pay a total of $1,000,000 through August 20, 2001. The Company recorded this transaction as unearned revenue to be recognized over a period of 5 years (the term of the AG License). As of March 31, 2003, $550,000 has been recognized as revenue, which leaves unearned revenue of $450,000 remaining, all of which has been reflected as current in contemplation of the Restructure Agreement (see Note 1). In connection with the AG License, the Company incurred $399,764 of research and development expenses, which were paid on its behalf by ATI. These expenses were offset against the $1,000,000 receivable from ATI for the grant of the license.

On June 11, 2001, the Company entered into an agreement to modify the AG License (the "Modification Agreement"). The Modification Agreement granted to AG an exclusive, transferable, right and license to market, distribute, sublicense, sell, transfer and, otherwise, commercially market the Nurescell Technology and products in the European Union, the British Isles, Russian Federation, Uzbekistan, Krygikistan, Afghanistan, Pakistan, Kazakhstan, Iran, Turkey, Ukraine, the Baltic Republics, Georgia, Poland, Hungary, Czech Republic, Slovakia, Slovenia, Egypt, South Africa, Israel, Algeria, Libya, the UAE, Iraq, Lebanon, Saudi Arabia and Kuwait.

Under the Modification Agreement, AG is to pay the Company a royalty in the amount of 8% of the net sales of the Nurescell Technology. In the event that the technology or products are incorporated into another product, the royalty is to be computed on the entire price of the products, as well as the coating or application of the product on another substance or substances. Under the terms of the Modification Agreement, the Company also agreed to relinquish all ownership in AG, as well as execute a convertible promissory note for all amounts advanced by AG under the AG License (the "Convertible Note"). As part of the agreement, ATI agreed to continue to finance certain amounts of the Company's continued monthly operations on a non-interest bearing basis, advancing a total of $174,310 through March 31, 2003 (see Note 4).

A termination fee of $1,000,000 is due under a convertible note payable to ATI under the Modification Agreement. This amount is reflected in discontinued operations in the accompanying statement of operations for the year ended March 31, 2002.

As of September 30, 2001, the Company, ATI and AG modified the Modification Agreement, the result of which was, among other things, (i) the Company was released from any and all past, present and future obligations, whether past due or otherwise, with respect to the funding of AG, (ii) the Company agreed that all payments required of AG, pursuant to the AG License (other than the 8% royalty payments), were deemed paid in full, (iii) the Convertible Note was cancelled and (iv) the Company executed a $1 million secured convertible promissory note payable to AG (see Note 4).

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 12 - DISCONTINUED OPERATIONS

In connection with the Restructure Agreement (see Note 1), the Company has transferred its technology to AG. Accordingly, the Company's operations have been reflected as discontinued operations in the accompanying statements of operations.

The following information summarizes the operating results of the Nurescell Technology for the periods indicated below:

                                                                      For the Period
                                       For the Year Ended March 31,  From May 12, 1998
                                      ----------------------------- (Date of Inception)
                                          2003            2002       to March 31, 2003
                                      -------------   -------------   -------------
Operating Results:
  Revenue - net                       $    200,000    $    204,895    $    546,661
                                      -------------   -------------   -------------
  Expenses:
    Research and development                    --         404,049         472,476
    General and administrative
      expenses                             238,862         515,527       8,306,892
    Depreciation expense                    15,427          15,555          58,923
    Interest expense, net                  310,400         476,197       1,491,826
    Termination fee                             --       1,000,000       1,000,000
    Loss on inventory write down                --              --          64,537
    Write-off of intangible assets              --              --          87,944
    Loss on abandonment of computer
      software                                  --              --          39,026
   Gain on conversion of debt                   --              --        (280,000)
                                      -------------   -------------   -------------
        Total Expenses                     564,689       2,411,328      11,241,624
                                      -------------   -------------   -------------
  Loss from discontinued
    operations                        $   (364,689)   $ (2,206,433)   $(10,694,963)
                                      =============   =============   =============

Additionally, liabilities associated with the discontinued operations include the following at March 31, 2003:

  Convertible notes payable - ATI (related party)           $ 1,000,000
  Convertible notes payable - Triton (related party)            690,000
  Accounts payable                                              196,399
  Due to stockholders and former officers                       254,022
  Accrued expenses                                            1,540,855
  Unearned revenue                                              450,000
                                                            -----------
                                                            $ 4,131,276
                                                            ===========

                                 NURESCELL INC.
                      (A Company in the Development Stage)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 13 - SUBSEQUENT EVENT

On April 1, 2003, the Company entered into a Consulting Agreement with Larry Shatsoff, d/b/a Business Analysis Group, LLC (the "Consultant"). The Consultant will act as the President, Secretary, Treasurer and a director of the Company and perform all duties customarily required or expected in such capacities. As part of the consideration for this agreement, the Company will pay $3,000 per month for the term of one year and will issue to the Consultant shares of common stock in an amount to be determined.

                    EXHIBIT "A" TO THE INFORMATION STATEMENT

                            ACTION BY WRITTEN CONSENT
                            WITHOUT A MEETING OF THE
                         STOCKHOLDERS OF NURESCELL INC.

         The undersigned, Triton Private Equities Fund, L.P. ("Triton"), being the holder of at least a majority of the voting power of Nurescell Inc., a Nevada corporation (the "Corporation"), does hereby take, consent to, and approve the following actions.

                  WHEREAS, the Board of Directors of the Corporation, at a special meeting held on [ ], 2003 (the "Special Meeting"), has authorized and approved, subject to stockholder approval, certain corporate actions which the Board of Directors deemed to be in the best interests of the Corporation and its stockholders;

                  WHEREAS, at the Special Meeting, the Board of Directors of the Corporation further authorized and directed the submission to Triton of certain corporate actions for approval and authorization;

                  WHEREAS, Section 78.320 of the Nevada Revised Statutes, as amended, provides that any action required to be taken at a meeting of the stockholders of a corporation may be taken without a meeting if, before or after the action,written consent setting forth the action so taken shall be signed by stockholders holding at least a majority of the voting power;

                  WHEREAS, Triton is a stockholder of record as of the date of this written consent and holds shares in excess of a majority of the Corporation's issued and outstanding shares of Common Stock; and

                  WHEREAS, Triton has been fully apprised and informed of the nature of the certain corporate actions and has concluded that approval and authorization of such corporate actions would be beneficial to the Corporation and in the best interests of its stockholders.

               Approval of Amendment to Articles of Incorporation
               --------------------------------------------------

                  RESOLVED, that Triton hereby approves an amendment to the Corporation's Articles of Incorporation (the "Amendment") striking the first paragraph of Article FOURTH, as previously amended, in its entirety and replacing it with the following:

                  "FOURTH: The Corporation is authorized to issue two classes of shares to be designated Common Stock ("Common Stock") and Preferred Stock ("Preferred Stock"). The total number of shares of stock which the Corporation shall have authority to issue is 2,001,000,000, of which 2,000,000,000 shares shall be Common Stock, $0.0001 par value, and 1,000,000 shares shall be Preferred Stock, $0.0001 par value, amounting in the aggregate to $200,100."

                  RESOLVED, FURTHER, that the Board of Directors of the Corporation is authorized, in its sole and absolute discretion, to abandon or alter any portion of the Amendment at any time without the further approval of the stockholders of the Corporation; and

                  RESOLVED, FURTHER, that the Amendment shall be filed with the Nevada Secretary of State as soon as practicable, subject to any waiting period required by the Securities and Exchange Commission or other regulatory authorities.

    Approval of the Transfer of Substantially All of the Corporation's Assets
    -------------------------------------------------------------------------

                  RESOLVED, that Triton hereby approves the transfer of substantially all of the Corporation's assets (the "Transfer") pursuant to the Restructure Agreement entered into on March 21, 2003 between the Corporation, Triton, Advanced Technology Industries, Inc. and ATI Nuklear AG; and

                  RESOLVED, FURTHER, that the Board of Directors of the Corporation is authorized, in its sole and absolute discretion, to carry out any aspect of the Transfer without the further approval of the stockholders of the Corporation.

           Authorization of a Reverse Stock Split of the Corporation's
           -----------------------------------------------------------
                       Issued and Outstanding Common Stock
                       -----------------------------------
                              of Up To One-for-2000
                              ---------------------

                  RESOLVED, that the Board of Directors be, and it hereby is, authorized to effect a reverse stock split in such amount as it may determine in its discretion, but not to exceed one-for-2000 (the "Reverse Stock Split"), if the Board of Directors determines in the exercise of its discretion that the Reverse Stock Split is in the best interests of the Corporation and its stockholders; and

                  RESOLVED, FURTHER, that, notwithstanding Triton's authorization of the Reverse Stock Split, the Board of Directors in its sole and absolute discretion may abandon such proposed Reverse Stock Split without further approval by the stockholders of the Corporation.

                            Approval of Further Acts
                            ------------------------

                  RESOLVED, that any officer of the Corporation be, and hereby is, authorized and directed to take such actions and execute such documents on the Corporation's behalf as may be appropriate to carry out the purpose of these resolutions.

Date:                     , 2003          Triton Private Equities Fund, L.P.
      --------------------------

                                          By: Triton Capital Management, L.L.C.,
                                              General Partner

                                          By: /s/ JOHN C. TAUSCHE
                                              ----------------------------------
                                              John C. Tausche, Managing Member

                    EXHIBIT "B" TO THE INFORMATION STATEMENT

                              RESTRUCTURE AGREEMENT

         THIS RESTRUCTURE AGREEMENT (the "Agreement") is entered into on March 21, 2003 (the "Effective Date"), by and among Triton Private Equities Fund, L.P. ("Triton"), Nurescell Inc. ("Nurescell"), Advanced Technology Industries, Inc. ("ATI") and ATI Nuklear AG ("ATI Sub"), with reference to the following facts and circumstances:

         A. Nurescell and ATI Sub have previously entered into a "License Agreement" dated as of August 15, 2000 (the "License Agreement"), an "Investment Agreement" dated as of August 17, 2000 (the "Investment Agreement") and a Modification Agreement dated as of June 11, 2001 (the "Modification Agreement"), each of which was amended by a "Transaction Restructure Agreement" entered into as of September 30, 2001 by Nurescell, ATI and ATI Sub (the "2001 Restructure Agreement"). Under the License Agreement, as amended, Nurescell has licensed to ATI Sub certain "Technology" (as described in Exhibit 1 to the License Agreement) in return for specified royalty payments.

         B. Nurescell presently owes ATI (i) approximately $176,158 for short-term cash advances previously made by ATI to Nurescell and (ii) various sums for legal fees that ATI has paid on Nurescell's behalf. Nurescell is also indebted to ATI Sub pursuant to a $1 million promissory note (the "ATI Sub Note"). The ATI Sub Note is secured by (i) 15,000,000 unissued shares of Nurescell's common stock ("Nurescell Common Stock"), (ii) a first priority security interest in the Technology and (iii) all royalties due to Nurescell pursuant to Section 4.3 of the License Agreement (collectively, the "Collateral"). Nurescell is presently in default with respect to its obligations to ATI and its obligations to ATI Sub under the ATI Sub Note.

         C. Nurescell is indebted to Triton (collectively, the "Nurescell Debt") pursuant to (i) Nurescell's Series 1999-A 8% Convertible Promissory Note dated December 15, 1999, which came due as to $335,000 in principal on December 1, 2001 (the "1999 Note"), (ii) Nurescell's Series 2000-A 8% Convertible Promissory Note dated February 8, 2000, which came due as to $385,000 in principal on December 1, 2001 (the "2000 Note"), (iii) accrued interest on the 1999 Note and 2000 Note (taking into account Triton's prior conversion of $50,000 of the 1999
Note) and (iv) accrued penalties due to Nurescell's failure to register the shares underlying the 1999 and 2000 Notes as required by the Registration Rights Agreements (the "Registration Agreements") between Triton and Nurescell dated December 15, 1999 and February 8, 2000 (again taking into account Triton's prior conversion of $50,000 of the 1999 Note). Nurescell is presently in default with respect to its obligations to Triton in connection with the Nurescell Debt.

         D. In light of the fact that Nurescell is unable to satisfy its obligations to ATI, ATI Sub and Triton, the parties desire to restructure their relationship so that (i) through conversion into Nurescell Common Stock of at least a portion of the Nurescell Debt, Triton is able to become the majority shareholder of Nurescell and control its operations, (ii) Nurescell's Articles of Incorporation are amended to increase the number of authorized shares so that, if Triton so desires, Triton is able to convert all of the Nurescell Debt into Nurescell Common Stock (assuming a conversion price of $0.001 per share) and (iii) ATI and/or ATI Sub are able to acquire the Technology in return for
(A) cancellation of the ATI Sub Note, the 2001 Restructure Agreement, the Investment Agreement, the License Agreement, the Modification Agreement and all other obligations of Nurescell to ATI or ATI Sub (collectively, the "ATI Obligations") and (B) release of the Collateral for the ATI Sub Note, in each case on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the representations, warranties and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                CONVERSION OF NURESCELL DEBT AND RELATED MATTERS
                ------------------------------------------------

         1.01 INITIAL TRITON CONVERSION. Immediately after (i) Nurescell's current Board of Directors adopts resolutions in substantially the form of the attached Exhibit "A" and (ii) all current directors and officers subsequently resign from their positions with Nurescell (such resignations being in the form of the attached Exhibit "B"), Triton shall convert into Nurescell Common Stock at least that much of the Nurescell Debt as would give Triton a majority of the then-outstanding shares of Nurescell Common Stock (which is anticipated to require a conversion for at least 16,070,239 shares). To the extent requested by Triton, Nurescell shall use its best efforts to assist Triton with the foregoing conversion (the "Initial Conversion"), including appropriate instructions to Nurescell's stock transfer agent.

         1.02 INCREASE IN AUTHORIZED SHARES. Upon completion of the Initial Conversion, Nurescell and Triton shall each use their best efforts to (i) amend Nurescell's Articles of Incorporation to increase the number of authorized shares (the "Share Increase") to an amount that will at least allow the balance of the Nurescell Debt to be converted into Nurescell Common Stock (assuming a conversion price of $0.001 per share) and (ii) prepare, file with the Securities and Exchange Commission and deliver to Nurescell's shareholders an Information Statement (the "Information Statement") describing both the Share Increase and the transfer of the Technology pursuant to this Agreement (the "Technology Transfer") in the manner required by law. The parties acknowledge and agree that the Share Increase and the Technology Transfer will become effective 20 days after the Information Statement has been sent or given to Nurescell's shareholders. To the extent reasonably requested by Nurescell and/or Triton, ATI, in its capacity as a Nurescell shareholder, shall cooperate in causing the Share Increase to become effective.

         1.03 SUBSEQUENT TRITON CONVERSIONS. After the Effective Date, Triton may from time-to-time, in its sole discretion, cause some or all of the remaining Nurescell Debt to be converted into common stock. To the extent requested by Triton, Nurescell shall use its best efforts to assist Triton with each such conversion including, but not limited to, providing confirmation of the prior approval of such conversion by Nurescell's Board of Directors and appropriate instructions to Nurescell's stock transfer agent.

                                   ARTICLE II

                 TRANSFER OF THE TECHNOLOGY AND RELATED MATTERS
                 ----------------------------------------------

         2.01     TECHNOLOGY TRANSFER AND OTHER TRANSACTIONS.

                  (a) On the Closing Date (as defined below), the following shall automatically occur without any further action of the parties:

                  (i) as of the Closing Date, Nurescell, ATI and ATI Sub shall be deemed to have entered into an agreement in the form of the attached Exhibit "C" (the "Assignment Agreement"), the terms of which shall be incorporated into this Agreement as of the Closing Date if set forth here in full, pursuant to which the Technology shall be transferred to ATI Sub in "as is" condition;

                  (ii) as of the Closing Date, the parties hereto shall be deemed to have entered into an agreement in the form of the attached Exhibit "D" (the "Mutual Release"), the terms of which shall be incorporated into this Agreement as of the Closing Date as if set forth here in full;

                  (iii) as of the Closing Date, the Collateral for the ATI Sub Note shall be deemed forever released and neither ATI nor ATI Sub shall have any further rights with respect thereto (except as provided in clause (i) above); and

                  (iv) as of the Closing Date, the ATI Obligations shall be cancelled and of no further force and effect.

                  (b) The parties agree that for all purposes the "Closing Date" shall be the 23rd day (or if such day is a Saturday, Sunday or holiday, the next business day thereafter) following the date that the Information Statement has been sent or given to Nurescell's shareholders; provided, however, that if at least three (3) days prior to the Closing Date either Triton or ATI shall give the other a dated written notice (the "Notice") which (i) states that one or more specified conditions listed in Section 2.02 below (the "Transfer Conditions") has not been satisfied or waived and (ii) provides the basis for such statement in reasonable detail, then the Closing Date shall be delayed until the specified Transfer Condition(s) has been satisfied or waived. In the event that a Notice is given, the parties shall thereafter reasonably cooperate to promptly satisfy the Transfer Condition(s) specified therein and the Closing Date shall be the date upon which the party giving the Notice acknowledges in writing that the specified Transfer Condition(s) has now been satisfied or waived (which acknowledgment shall not be unreasonably withheld or delayed); provided, however, that if such satisfaction or waiver does not occur within twenty (20) days after the date of the Notice, the party giving the Notice shall thereafter have the right, in its sole discretion, to terminate this Agreement if permitted under Section 5.01(b) below.

         2.02 CONDITIONS TO TRANSFER AND OTHER TRANSACTIONS. The Transfer Conditions shall consist of all of the following:

                  (a) the Initial Conversion shall have occurred;

                  (b) the Share Increase and the Technology Transfer shall have been approved by a majority of the outstanding shares of Nurescell Common Stock and shall have become effective as provided in Section 1.02 above; and

                  (c) as of the date of satisfaction of the Transfer Condition in subsection (b) above (the "Satisfaction Date"):

                  (i) no preliminary or permanent injunction or other order shall have been issued by any federal or state court of competent jurisdiction in the United States or by any United States federal or state governmental or regulatory agency, body or authority which prevents consummation of any material portion of the transactions con templated by this Agreement and remains in effect;

                   (ii) no action or proceeding by any governmental or regulatory agency, body or authority shall have been commenced or threatened (and remain pending or threatened) against any party to this Agreement or any of their respective affiliates, officers or directors seeking to prevent or challenging any material portion of the transactions contemplated by this Agreement; and

                   (iii) no action or proceeding before any federal or state court of competent jurisdiction in the United States shall have been commenced (and remain pending) against any party to this Agreement or any of their respective affiliates, officers or directors seeking to prevent or challenging any material portion of the transactions contemplated hereby or seeking material damages in connection therewith.

         2.03 STATUS OF THE TECHNOLOGY. ATI and ATI Sub are aware that at such time as the Technology is transferred pursuant to Section 2.01 above, such transfer will be in "as is" condition and, except as provided in Section 3.04(c) below, will be made without representation or warranty of any kind, including warranties as to marketability and fitness for any particular purpose. ATI and ATI Sub are fully aware of the extent and nature of the Technology, have fully investigated all matters with respect thereto and are fully aware of all laws and regulations which relate to Nurescell's transfer thereof, and, notwithstanding any other provision of this Agreement, hereby assume all risk thereof and waive any liability of Nurescell and/or Triton with respect thereto. In light of ATI Sub's security interest in the Collateral, the parties hereto agree that the transfer of the Technology pursuant to this Agreement constitutes a transfer of collateral pursuant to Section 9609 of the California Uniform Commercial Code.

         2.04 FURTHER ACTS.

                  (a) Prior to the Closing Date, Triton shall take any action necessary to vote all of its Nurescell Common Stock in favor of the approval and authorization of the Share Increase and the Technology Transfer, including signing a written consent in the form of the attached Exhibit "E."

                  (b) On the Closing Date, Nurescell shall deliver to ATI Sub
(i) an executed separate assignment document in the form provided by ATI Sub, to be recorded by ATI Sub with the U.S. Patent and Trademark Office evidencing the transfer of the Technology to ATI Sub and (ii) all documentation pertaining to the Technology not previously delivered to ATI or ATI Sub, including, without limitation, copies of all correspondence to and from examining authorities regarding the Technology, all patent and prior art searches and all correspondence with any attorneys involving the preparation or prosecution of patents relating to the Technology.

                  (c) After the Closing Date, Triton, Nurescell, ATI and ATI Sub each agree to promptly perform any acts and execute and deliver any further documents which may be reasonably requested in order to reflect the transactions occurring on the Closing Date, including, but not limited to, each party to the Assignment Agreement and the Mutual Release providing the other parties thereto with a signed copy of such agreement; provided, however, that each party to such agreements shall be bound thereby on and after the Closing Date even without their signature thereon.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE PARTIES
                  ---------------------------------------------

         3.01 REPRESENTATIONS AND WARRANTIES BY NURESCELL TO TRITON. As an inducement to Triton to enter into this Agreement and to consummate the transactions contemplated herein, as of the Effective Date and the Satisfaction Date, Nurescell hereby represents and warrants to Triton, and agrees, as follows:

                  (a) That it is a corporation duly organized, validly existing and in good standing in the jurisdiction where it was formed and it has the full power and authority to own, lease and operate its properties and conduct the busi ness being conducted by it and is duly qualified to transact business and in good standing in every jurisdiction in which the character of the business conducted by it makes such qualification necessary.

                  (b) Except as set forth in the attached Schedule 3.01(b), its execution, delivery and performance of this Agreement and each other document provided for or referred to herein has been duly authorized and approved by all requisite corporate action on its part. Neither the execution nor the delivery of this Agreement and such other documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance with or fulfillment of the terms and provisions of this Agreement or such other documents, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under (i) its organizational documents, (ii) any promissory note of which it is the maker or guarantor, (iii) any law or administrative regulation applicable to it or its properties or (iv) any indenture, agreement, mortgage, judgment, order, award, decree or other instrument or restriction to which it is a party or by which it is bound, or give any party with rights under any such indenture, agree ment, mortgage, judgment, order, award, decree or other instrument or restriction the right to terminate, modify or otherwise change its rights or obligations under such indenture, agreement, mortgage, judgment, order, award, decree or other instrument or restriction. Except as set forth in the attached Schedule 3.01(b), no authorization, approval or consent of, or notice to or filing with, any person or entity or any governmental department, commission, bureau or agency or other public body or authority is or will be required for the execution, delivery or performance of this Agreement by it or for the consummation by it of the transactions contemplated hereby. It has the full power and authority to do and perform all acts and things required to be done by it under this Agreement. All corporate acts and other proceedings required to be taken by it or on its part to authorize it to carry out this Agreement and such other agreements and instruments as are contemplated hereby and the transactions contemplated hereby and thereby have been duly and properly taken. This Agreement constitutes, and such other agreements and instruments when duly executed (if required) and delivered by it will constitute, legal, valid and binding obligations and will be enforceable against it in accordance with their respective terms.

                  (c) ATI is the sole owner of the ATI Shares and, except for
(i) the ATI Shares, (ii) ATI Sub's option to acquire shares of Nurescell Common Stock as set out in the Investment Agreement and (iii) the interests in the Collateral, neither ATI nor ATI Sub owns or has any right to acquire any interest in Nurescell.

                  (d) Except for the License Agreement, the Investment Agreement, the Modification Agreement, the 2001 Restructure Agreement and the ATI Sub Note (collectively, the "ATI Agreements") and this Agreement, there are no written or oral agreements currently in effect or pending between Nurescell and ATI and/or ATI Sub.

                  (e) The attached Exhibit "F" accurately reflects each of Nurescell's accounts payable, other current liabilities, long-term liabilities and contingent liabilities and obligations as of the Effective Date.

                  (f) Nurescell does not do business in Nevada and, as shown by its stock ledger, Nurescell does not have more than 99 shareholders with addresses in Nevada.

                  (g) All financial information contained in Nurescell' s Form 10-KSB for the fiscal year ended March 31, 2002 and Form 10-QSB for the quarter ended September 30, 2002 (collectively, the "SEC Filings") is true and correct in all material respects and there has been no material change in Nurescell's financial condition from March 31, 2002 or September 30, 2002 to the Effective Date. To its best knowledge, other than as set forth in the attached Schedule 3.01(g), it is not aware of any material actual or contingent liabilities of Nurescell except as set forth in the SEC Filings.

                  (h) To the best knowledge of its executive officers, except as set forth on Exhibit "F" or otherwise described in the SEC Filings, it is not aware of (i) any pending or threatened claims by or against Nurescell by any person or entity or (ii) any past occurrences which could reasonably be expected to result in a claim against Nurescell.

                  (i) It has committed no act or omission which would cause any person, firm, corporation or other entity to be entitled to any broker's or finder's fee, commission, or other similar compensation with respect to the exe cution and delivery of this Agreement or any related agreement, or with respect to the consummation of the transactions contemplated herein.

                  (j) No representation or warranty by it herein or in any document provided by it in connection herewith, and no information disclosed herein or in any document supplied by it in connection herewith, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading.

         3.02 REPRESENTATIONS AND WARRANTIES BY TRITON TO NURESCELL, ATI AND ATI SUB. As an inducement to Nurescell, ATI and ATI Sub to enter into this Agreement and to consummate the transactions contemplated herein, as of the Effective Date and the Satisfaction Date, Triton hereby represents and warrants to Nurescell, ATI and ATI Sub, and agrees, as follows:

                  (a) That it is a limited partnership duly organized, validly existing and in good standing in the State of Delaware.

                  (b) Its execution, delivery and performance of this Agreement and each other document provided for or referred to herein has been duly authorized and approved by all requisite action on its part. Neither the execution nor the delivery of this Agreement and such other documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance with or fulfillment of the terms and provisions of this Agreement or such other documents, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under (i) its organizational documents,
(ii) any promissory note of which it is the maker or guarantor, (iii) any law or administrative regulation applicable to it or its properties or (iv) any indenture, agreement, mortgage, judgment, order, award, decree or other instrument or restriction to which it is a party or by which it is bound. No authorization, approval or consent of, or notice to or filing with, any person or entity or any governmental department, commission, bureau or agency or other public body or authority is or will be required for the execution, delivery or performance of this Agreement by it or for the consummation by it of the transactions contemplated hereby. It has the full power and authority to do and perform all acts and things required to be done by it under this Agreement. All acts and other proceedings required to be taken by it or on its part to authorize it to carry out this Agreement and such other agreements and instruments as are contemplated hereby and the transactions contemplated hereby and thereby have been duly and properly taken. This Agreement constitutes, and such other agreements and instruments when duly executed (if required) and delivered by it will constitute, legal, valid and binding obligations and will be enforceable against it in accordance with their respective terms.

                  (c) It has committed no act or omission which would cause any person, firm, corporation or other entity to be entitled to any broker's or finder's fee, commission, or other similar compensation with respect to the exe cution and delivery of this Agreement or any related agreement, or with respect to the consummation of the transactions contemplated herein.

         3.03 REPRESENTATIONS AND WARRANTIES BY ATI AND ATI SUB TO NURESCELL. As an inducement to Nurescell to enter into this Agreement and to consummate the transactions contemplated herein, as of the Effective Date and the Satisfaction Date, ATI and ATI Sub each hereby severally, and not jointly, represent and warrant to Nurescell, and agree, as follows:

                  (a) That it is a corporation duly organized, validly existing and in good standing in the jurisdiction where it was formed.

                  (b) Its execution, delivery and performance of this Agreement and each other document provided for or referred to herein has been duly authorized and approved by all requisite corporate action on its part. Neither the execution nor the delivery of this Agreement and such other documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance with or fulfillment of the terms and provisions of this Agreement or such other documents, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under (i) its organizational documents, (ii) any promissory note of which it is the maker or guarantor, (iii) any law or administrative regulation applicable to it or its properties or (iv) any indenture, agreement, mortgage, judgment, order, award, decree or other instrument or restriction to which it is a party or by which it is bound. No authorization, approval or consent of, or notice to or filing with, any person or entity or any governmental department, commission, bureau or agency or other public body or authority is or will be required for the execution, delivery or performance of this Agreement by it or for the consummation by it of the transactions contemplated hereby. It has the full power and authority to do and perform all acts and things required to be done by it under this Agreement. All corporate acts and other proceedings required to be taken by it or on its part to authorize it to carry out this Agreement and such other agreements and instruments as are contemplated hereby and the transactions contemplated hereby and thereby have been duly and properly taken. This Agreement constitutes, and such other agreements and instruments when duly executed (if required) and delivered by it will constitute, legal, valid and binding obligations and will be enforceable against it in accordance with their respective terms.

                  (c) It has committed no act or omission which would cause any person, firm, corporation or other entity to be entitled to any broker's or finder's fee, commission, or other similar compensation with respect to the exe cution and delivery of this Agreement or any related agreement, or with respect to the consummation of the transactions contemplated herein.

         3.04 REPRESENTATIONS AND WARRANTIES BY NURESCELL TO ATI AND ATI SUB. As an inducement to ATI and ATI Sub to enter into this Agreement and to consummate the transactions contemplated herein, as of the Effective Date and the Satisfaction Date, Nurescell hereby represents and warrants to ATI and ATI Sub, and agrees, as follows:

                  (a) That it is a corporation duly organized, validly existing and in good standing in the State of Nevada.

                  (b) Except as set forth in the attached Schedule 3.01(b), its execution, delivery and performance of this Agreement and each other document provided for or referred to herein has been duly authorized and approved by all requisite corporate action on its part. Neither the execution nor the delivery of this Agreement and such other documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance with or fulfillment of the terms and provisions of this Agreement or such other documents, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under (i) its organizational documents, (ii) any promissory note of which it is the maker or guarantor, (iii) any law or administrative regulation applicable to it or its properties or (iv) any indenture, agreement, mortgage, judgment, order, award, decree or other instrument or restriction to which it is a party or by which it is bound. Except as set forth in the attached
Schedule 3.01(b), no authorization, approval or consent of, or notice to or filing with, any person or entity or any governmental department, commission, bureau or agency or other public body or authority is or will be required for the execution, delivery or performance of this Agreement by it or for the consummation by it of the transactions contemplated hereby. It has the full power and authority to do and perform all acts and things required to be done by it under this Agreement. All corporate acts and other proceedings required to be taken by it or on its part to authorize it to carry out this Agreement and such other agreements and instruments as are contemplated hereby and the transactions contemplated hereby and thereby have been duly and properly taken. This Agreement constitutes, and such other agreements and instruments when duly executed (if required) and delivered by it will constitute, legal, valid and binding obligations and will be enforceable against it in accordance with their respective terms.

                  (c) Nurescell has good title to the Technology, free and clear of all liens, security interests, claims, rights and encumbrances except those presently existing in favor of ATI and/or ATI Sub.

                  (d) It has committed no act or omission which could cause any person, firm, corporation or other entity to be entitled to any broker's or finder's fee, commission, or other similar compensation with respect to the exe cution and delivery of this Agreement or any related agreement, or with respect to the consummation of the transactions contemplated herein.

         3.05 REPRESENTATIONS AND WARRANTIES BY ATI AND ATI SUB TO TRITON. As an inducement to Triton to enter into this Agreement and to consummate the transactions contemplated herein, as of the Effective Date and the Satisfaction Date, ATI and ATI Sub each hereby severally, and not jointly, represent and warrant to Triton, and agree, as follows:

                  (a) That it is a corporation duly organized, validly existing and in good standing in the jurisdiction where it was formed.

                  (b) Except as set forth in the attached Schedule 3.05(b), its execution, delivery and performance of this Agreement and each other document provided for or referred to herein has been duly authorized and approved by all requisite corporate action on its part. Neither the execution nor the delivery of this Agreement and such other documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance with or fulfillment of the terms and provisions of this Agreement or such other documents, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under (i) its organizational documents, (ii) any promissory note of which it is the maker or guarantor, (iii) any law or administrative regulation applicable to it or its properties or (iv) any indenture, agreement, mortgage, judgment, order, award, decree or other instrument or restriction to which it is a party or by which it is bound. Except as set forth in the attached
Schedule 3.05(b), no authorization, approval or consent of, or notice to or filing with, any person or entity or any governmental department, commission, bureau or agency or other public body or authority is or will be required for the execution, delivery or performance of this Agreement by it or for the consummation by it of the transactions contemplated hereby. It has the full power and authority to do and perform all acts and things required to be done by it under this Agreement. All corporate acts and other proceedings required to be taken by it or on its part to authorize it to carry out this Agreement and such other agreements and instruments as are contemplated hereby and the transactions contemplated hereby and thereby have been duly and properly taken. This Agreement constitutes, and such other agreements and instruments when duly executed (if required) and delivered by it will constitute, legal, valid and binding obligations and will be enforceable against it in accordance with their respective terms.

                  (c) ATI is the sole owner of 4,590,000 shares of Nurescell Common Stock and, except for (i) those shares, (ii) ATI Sub's option to acquire shares of Nurescell Common Stock as set out in the Investment Agreement and
(iii) the interests in the Collateral, neither ATI nor ATI Sub owns or has any right to acquire any interest in Nurescell.

                  (d) Except for this Agreement and the ATI Agreements, there are no written or oral agreements currently in effect or pending between Nurescell and ATI and/or ATI Sub.

                  (e) It has committed no act or omission which would cause any person, firm, corporation or other entity to be entitled to any broker's or finder's fee, commission, or other similar compensation with respect to the exe cution and delivery of this Agreement or any related agreement, or with respect to the consummation of the transactions contemplated herein.

                                   ARTICLE IV

                         OTHER AGREEMENTS OF THE PARTIES
                         -------------------------------

         4.01 AGREEMENTS BY ATI AND ATI SUB. ATI and ATI Sub each agree that, unless otherwise consented to in writing by Triton, during the period from the Effective Date until the earlier of (i) the Closing Date or (ii) the date this Agreement is terminated through no fault of ATI or ATI Sub:

                  (a) They shall not acquire, nor shall they cause or permit any "affiliate" (as defined in Rule 405 under the Securities Act of 1933; provided that Nurescell shall not be considered an affiliate) to acquire, any additional shares of Nurescell or any rights with respect thereto.

                  (b) They shall not take any action, nor shall they cause or permit any affiliate to take any action, against Nurescell with respect to the ATI Agreements or otherwise.

                  (c) They shall not transfer any rights with respect to the ATI Agreements or any shares or other interest in Nurescell.

                  (d) They shall each use their best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by them under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. They also agree that they shall each use their best efforts to cooperate with the other parties hereto so as to cause the Transfer Conditions to occur as soon as practicable.

         4.02 AGREEMENTS BY TRITON. Triton agrees that during the period from the Effective Date until the earlier of (i) the Closing Date or (ii) the date this Agreement is terminated through no fault of Triton, it shall (A) use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable, (B) use its best efforts to cooperate with the other parties hereto so as to cause the Transfer Conditions to occur as soon as practicable and (C) not take any action against Nurescell with respect to the 1999 Note, the 2000 Note, the Registration Agreements, the Securities Purchase Agreement dated as of December 15, 1999, the Warrant to Purchase Common Stock dated December 15, 1999, the Securities Purchase Agreement dated as of February 8, 2000, the Warrant to Purchase Common Stock dated February 8, 2000, the Pledge and Security Agreement dated August 8, 2002, the $26,000 Secured Promissory Note dated August 8, 2002, the $7,650 Unsecured Promissory Note dated August 26, 2002, or otherwise.

         4.03 AGREEMENTS BY NURESCELL. Nurescell agrees that during the period from the Effective Date until the earlier of (i) the Closing Date or (ii) the date this Agreement is terminated through no fault of Nurescell, Nurescell shall:

                  (a) use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable;

                  (b) use its best efforts to cooperate with the other parties hereto so as to cause the Transfer Conditions to occur as soon as practicable;

                  (c) not take any action, nor shall it cause or permit any affiliate over which Nurescell has control to take any action, against ATI or ATI Sub with respect to the ATI Agreements or otherwise;

                  (d) not transfer any rights with respect to the Technology, the ATI Agreements or other interest in ATI;.

                  (e) reasonably cooperate with ATI and ATI Sub in the filing and prosecution of any patent application and other similar filings related to the protection of the Technology; and

                  (f) not establish any liens, security interests, claims, rights and encumbrances against title to the Technology except in favor of ATI and/or ATI Sub.

         4.04 AGREEMENT AS TO LIABILITIES. Nurescell agrees that on and after the Closing Date, unless otherwise specified in this Agreement or an Exhibit or Schedule hereto, neither ATI nor ATI Sub shall be liable for any currently existing or future liabilities of Nurescell.

                                    ARTICLE V

                       TERMINATION, AMENDMENT AND SURVIVAL
                       -----------------------------------

         5.01 TERMINATION. This Agreement may be terminated and the transactions contemplated hereby may be abandoned only:

                  (a) by mutual consent of each of the parties; or

                  (b) by one party unilaterally, if (i) there has been a material breach by another party of any of its representations, warranties or covenants set forth in this Agreement and such breach has not been cured (or cure commenced followed by prompt completion) within twenty (20) days after written notice thereof to such party and (ii) the party seeking termination is not also in material breach of any of its representations, warranties or covenants set forth in this Agreement.

         5.02 TERMINATION REMEDIES. Notwithstanding termination of this Agreement, in the event that the transactions described herein are not consummated due to a material breach of this Agreement by a party, the other parties shall have all rights and remedies at law and in equity available to it for such breach, including the right to spe cific performance.

         5.03 AMENDMENT AND WAIVER. No waiver or amendment of any provision of this Agreement shall be effective unless in writing and signed by the party to be bound. No delay or omission of any party hereto in exercising any right or remedy hereunder shall constitute a waiver of such right or remedy, and no waiver as to any obligation shall operate as a continuing waiver or as a waiver of any subsequent breach.

         5.04 SURVIVAL OF TERMS. The provisions of this Section, Articles III, VI and VII and Sections 1.03, 2.03, 2.04(b) and 2.04(c) shall survive the Effective Date and the Closing Date and continue in full force and effect at all times thereafter. In addition, the provisions of this Section, Article VII (except Section 7.02) and Section 5.02 shall survive the termination of this Agreement and continue in full force and effect at all times thereafter (with provisions of Article VI also surviving for purposes of Section 5.02).

                                   ARTICLE VI

                                 INDEMNIFICATION
                                 ---------------

         6.01 INDEMNIFICATION. At all times after the Effective Date, upon demand, each party shall indemnify, defend and hold each other applicable party and such other party's directors, officers, employees, agents, consultants, advisors, shareholders and affiliates (collectively, the "Indemnified Persons") harmless from and against any and all costs and expenses (including reasonable costs of investigation and attorneys' fees) and other losses, liabilities and damages resulting from any breach by such party of any representation, warranty or covenant in this Agreement or any Exhibit, Schedule or other document provided in connection herewith.

         6.02 INDEMNIFICATION PROCEDURE. No party shall be required to indemnify any Indemnified Person with respect to any claim under Section 6.01 above unless the Indemnified Person seeking indemnification (the "Indemnitee") shall notify the other party (the "Indemnitor") of such claim, shall provide the Indemnitor with a copy of any relevant documents with respect to such claim, and shall otherwise make available to the Indemnitor all relevant material information with respect to such claim; provided, however, that the Indemnitee's failure to give notice or to provide copies of documents or to furnish relevant information shall not constitute a defense (in whole or in part) to any claim by the Indemnitee against the Indemnitor except and only to the extent that such failure by the Indemnitee shall result in a material prejudice to the Indemnitor. The Indemnitor, at its sole cost and expense, shall have the right to defend against any claim brought by a third party, either in its own name or in the name of the Indemnitee, as may be required, and the Indemnitee, at its sole cost and expense, shall have the right to participate in such defense. The Indemnitee shall not settle or compromise any third party claim unless it shall first obtain the written consent of the Indemnitor (provided such consent is not unreasonably withheld or delayed) or unless suit shall have been instituted against the Indemnitee and the Indemnitor shall have failed, after the lapse of a reasonable time after written notice to it of such suit, to take action to defend the same or unless the Indemnitor shall have failed to notify the Indemnitee in writing of its intention to contest the claim within twenty (20) days of the giving of the above notice from the Indemnitee to the Indemnitor.

                                   ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

         7.01 COSTS AND EXPENSES. Except as specified in Section 6.01 or 7.11, all expenses (including attorney's and accountant's fees) in connection with (i) the preparation and negotiation of this Agreement and the other agreements and documents referred to herein and (ii) the consummation of the transactions referred to herein or therein, shall be borne by the party who incurred them.

         7.02 FURTHER ASSURANCES. From time to time after the Effective Date and the Closing Date, each party agrees to promptly perform any acts and execute and deliver any further documents which may be reasonably requested by another party in order to consummate more effectively the transactions contemplated hereby.

         7.03 NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if personally delivered, telecopied, sent by overnight courier or deposited in the United States Mail, in a properly stamped envelope, certified mail, return receipt requested, addressed to the party to whom it is to be given, at the address set forth below. A notice or other communication shall be deemed received (i) upon receipt, if personally delivered, (ii) on the first business day after dispatch, if sent by overnight courier, (iii) on the first business day after dispatch, if transmitted by telecopy, and (iv) on the earlier of delivery (as evidenced by the signed return receipt) or three (3) days after mailing, if sent by certified mail. A party hereto may change its address by written notice in accordance with this Section.

         (a) If to Nurescell, as specified in (b) or (c) below, as applicable.

         (b) If to Triton, at:

                           220 Executive Center
                             225 North Market Street
                              Wichita, Kansas 67202
                         Telecopy number: (316) 267-0204
                              Attn: John C. Tausche

                  with a copy to:

                           David S. Hamilton, Esq.
                              5699 Kanan Road, #251
                         Agoura Hills, California 91301
                         Telecopy number: (818) 879-5449

         (c) If to ATI and/or ATI Sub, at:

                           Advanced Technology Industries, Inc.
                           Taubenstrasse 20
                              Berlin, Germany 10117
                           Telecopy number: 011 49 30 201 77899
                          Attn: Hans-Joachim Skrobanek

                           ATI Nuklear AG
                           Taubenstrasse 20
                           Berlin, Germany 10117
                           Telecopy number: 011 49 30 201 77899
                           Attn: J.P. Lempert

                   with copies to:

                           Reboul, MacMurray, Hewitt & Maynard
                           45 Rockefeller Plaza
                            New York, New York 10111
                         Telecopy number: (212) 841-5725
                           Attn: Anthony Norris

                           James Samuelson
                          2030 Main Street, Suite 1300
                            Irvine, California 92614
                         Telecopy number: (949) 260-4799

         7.04 ENTIRE AGREEMENT; REPRESENTATIONS AND WARRANTIES. This Agreement, together with its Exhibits, Schedules and other documents expressly referred to herein, contains the entire agreement of the parties with respect to its subject matter and supersedes all prior negotiations, agreements and understandings, written or oral, with respect to such subject matter. Other than as set forth in
Article III hereof or otherwise contained herein or in any Exhibit, Schedule or other document delivered pursuant hereto, the parties make no representations or warranties of any kind, whether express or implied, in connection with the transactions contemplated hereby.

         7.05 SEVERABILITY. Should any part of this Agreement for any reason be declared invalid or unenforceable, such decision shall not affect the validity or enforceability of any remaining portion, which remaining portion shall remain in force and effect, and the application of such part to persons or circumstances other than those as to which it is held invalid or unenforceable, and each other term, covenant and condition of this Agreement, shall be valid and be enforced to the fullest extent permitted by law.

         7.06 BINDING EFFECT; BENEFIT. This Agreement and all provisions hereof shall be binding upon and shall inure only to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties. Except for Indemnified Persons under Article VI, this Agreement is not intended to confer upon any person or entity other than the parties hereto any rights or remedies hereunder.

         7.07 HEADINGS. The descriptive headings of the Articles and Sections of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

         7.08 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

         7.09 APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without regard to the conflicts of laws rules thereof. The parties agree that the exclusive venue for resolution of any case or controversy arising out of or in connection with this Agreement shall be Los Angeles County, California.

         7.10 INTERPRETATION. Each party intends that this Agreement be deemed and construed to have been jointly prepared by the parties. As a result, the parties agree that any uncertainty or ambiguity existing herein shall not be interpreted against any of them. The parties also intend that the rights and remedies hereunder be cumulative, so that exercise of any one or more of such rights or remedies shall not preclude the later or concurrent exercise of any other rights or remedies.

         7.11 ATTORNEYS' FEES. If any party to this Agreement shall bring any action for any relief against any other party hereto arising out of or in connection with this Agreement or any Exhibit, Schedule or other document in connection herewith, in addition to all other remedies to which the prevailing party may be entitled, the losing party shall be required to pay to the prevailing party a reasonable sum for attorney's fees and costs incurred in bringing such action and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorney's fees and costs incurred in enforcing such judgment. For the purposes of this Section, attorney's fees shall include, without limitation, fees incurred with respect to the following: (i) post-judgment motions, (ii) contempt proceedings, (iii) garnishment, levy and debtor and third party examinations, (iv) discovery and (v) bankruptcy litigation.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto on the Effective Date.

                                 NURESCELL INC.

                                   By: /s/      JAMES F. SAMUELSON
                                       --------------------------------------
                                                     President

                                   By: /s/      JAMES F. SAMUELSON
                                       --------------------------------------
                                                     Secretary

                                   TRITON PRIVATE EQUITIES FUND, L.P.
                                   By: Triton Capital Management, L.L.C.,
                                          General Partner

                                   By: /s/       JOHN C. TAUSCHE
                                       -----------------------------------------
                                                 John C. Tausche, Member

                                   ADVANCED TECHNOLOGY INDUSTRIES,  INC.

                                   By: /s/    HANS-JOACHIM SKROBANEK
                                                        President

                                   By: /s/            JAMES SAMUELSON
                                       -----------------------------------------
                                                         Secretary

                                 ATI NUKLEAR AG

                                   By:  /s/       J.P. LEMPERT
                                       -----------------------------------------
                                                     President

                                   EXHIBIT "A"
                               ACTION BY UNANIMOUS
                        WRITTEN CONSENT WITHOUT A MEETING
                          OF THE BOARD OF DIRECTORS OF
                                 NURESCELL INC.,
                              A NEVADA CORPORATION

         Pursuant to the By-Laws of Nurescell Inc. (the "Corporation"), the Directors of the Corporation do hereby adopt the following resolutions by unanimous written consent without a meeting.

                  APPROVAL OF THE RESTRUCTURE AGREEMENT.
                  --------------------------------------

                  WHEREAS, the Corporation has negotiated the terms of a Restructure Agreement (the "Agreement") between the Corporation, Advanced Technology Industries, Inc. ("ATI"), ATI Nuklear AG ("ATI Sub") and Triton Private Equities Fund, L.P. ("Triton") which, among other things, (i) will result in Triton becoming the majority shareholder of the Corporation through the conversion of some or all of the "Nurescell Debt" (as defined in the Agreement) into common stock of the Corporation and (ii) upon the occurrence of certain conditions, provides for the cancellation of the Corporation's agreements with, and obligations to, ATI and ATI Sub in return for the transfer to ATI or ATI Sub of the Corporation's "Technology," as defined in the Agreement; and

                  WHEREAS, the Board has determined that it is in the Corporation's best interests to enter into and perform the Agreement on substantially the terms presented to this Board.

                  NOW, THEREFORE, BE IT RESOLVED, that the Agreement is hereby approved.

                  APPROVAL OF THE TECHNOLOGY TRANSFER.
                  ------------------------------------

                  WHEREAS, the Board believes that it is in the Corporation's best interests to transfer to ATI or ATI Sub the Technology in consideration for the cancellation of the Corporation's debt to ATI and ATI Sub; and

                  WHEREAS, the Board has been advised by the Corporation's management that, in management's opinion, the transfer of the Technology for the consideration specified in the Agreement is fair to the Corporation and its shareholders.

                  NOW, THEREFORE, BE IT RESOLVED, that the transfer of the Technology to ATI or ATI Sub is hereby approved.

                     APPROVAL OF TRITON'S STOCK CONVERSIONS.
                  ---------------------------------------

                  WHEREAS, Triton's conversion of the Nurescell Debt as described in the Agreement has not yet occurred; and

                  WHEREAS, the Board has determined that each such conversion will be in the Corporation's best interests.

                  NOW, THEREFORE, BE IT RESOLVED, that each and every conversion of the Nurescell Debt by Triton is hereby approved prior to the date thereof.

                  APPROVAL OF CHANGE IN THE BOARD OF DIRECTORS.
                  ---------------------------------------------

                  WHEREAS, the Corporation is presently authorized to have three
                  (3) directors; and

                  WHEREAS, it appears that for the foreseeable future the Corporation will only have one person willing to serve on its Board of Directors.

                  NOW, THEREFORE, BE IT RESOLVED, that Section 2.1 of the Corporation's Bylaws is hereby deleted in its entirety and replaced with the following:

                  "SECTION 2.1 QUALIFICATIONS AND NUMBER. Each director must be at least 18 years of age. A director need not be a stockholder of this corporation or a resident of the State of Nevada. The authorized number of directors as provided in the Articles of Incorporation shall be not less than one (1) nor more than five (5). The exact number of authorized directors shall be one (1) until changed, within the limits specified, by a bylaw amending this provision, duly adopted by the board of directors or by a majority of the outstanding shares entitled to vote; provided, however, that for so long as Triton Private Equities Fund, L.P. ("Triton") holds a majority of this corporation's outstanding shares: (i) the board of directors shall not take any action to increase the number of directors beyond one (1) unless so directed in writing by Triton, (ii) within the limits specified above, the size of the board of directors shall be increased or decreased as directed in writing by Triton from time to time, in its sole discretion, and (iii) this Section 2.1 shall be amended only by a majority of the outstanding shares entitled to vote."

                  APPOINTMENT OF REPLACEMENT DIRECTOR.
                  ------------------------------------

                  WHEREAS, the Corporation is now authorized to have only one
                  (1) director;

                  WHEREAS, each of the current directors desires to resign from all positions with the Corporation; and

                  WHEREAS, Triton desires that Lawrence Shatsoff be appointed as a director of the Corporation.

                  NOW, THEREFORE, BE IT RESOLVED, that Lawrence Shatsoff is hereby appointed as a director of the Corporation, such appointment to take effect concurrent with the resignation of the Corporation's current directors.

                  APPROVAL OF RELATED MATTERS.
                  ----------------------------

                  RESOLVED, that any officer of the Corporation be, and hereby is, authorized and directed to take such actions and execute such documents on the Corporation's behalf as may be appropriate to carry out the purpose of these resolutions.

         IN WITNESS WHEREOF, the undersigned have executed this action by the Board of Directors on March 21, 2003.

--------------------------------                     ---------------------------
James Samuelson, Director                            Shelby T. Brewer, Director

                                   EXHIBIT "B"

                                   RESIGNATION
                                   -----------

              Effective as of March 21, 2003, I hereby resign from all officer and director positions I now hold with Nurescell Inc. This resignation is not due to any disagreement with Nurescell Inc.

Dated: March 21, 2003
                                            ------------------------------------

                                   EXHIBIT "C"

                            ASSIGNMENT OF TECHNOLOGY
                            ------------------------

                  THIS ASSIGNMENT OF TECHNOLOGY (this "Assignment") between Nurescell Inc., a Nevada corporation (the "Assignor"), on the one hand, and Advanced Technology Industries, Inc., a Delaware corporation ("ATI"), and ATI Nuklear AG, a German corporation (the "Assignee"), is effective as of the Closing Date and is delivered pursuant to that certain Restructure Agreement, dated March 21, 2003 among Triton Private Equities Fund, L.P. ("Triton"), Assignor, ATI, and Assignee (the "Restructure Agreement"). All capitalized terms used herein and not defined have the meanings assigned to them in the Restructure Agreement.

                                    RECITALS
                                    --------

         A. The Assignor owns certain patents, patent applications, trademarks and trademark applications relating to a proprietary radiation shielding technology for use by the nuclear power industry and others who produce, handle or store radioactive materials. Such patents, patent applications, trademarks and trademark applications are more specifically listed in Exhibit "1" (the "Technology").

         B. The Technology includes the "Nurescell Technology Material," which is (i) comprised of a unique composite of materials, (ii) designed for incorporation into the structural components of new and existing nuclear reactors and other facilities in order to provide a cost-effective safeguard from the lethal effect of radiation while achieving a minimal disruption to existing facilities, and (iii) expected to provide an innovative shielding material for various other purposes, including nuclear accelerator and defense research applications.

         C. Under the Restructure Agreement, Assignor agreed to assign and transfer the Technology to Assignee and Assignee and ATI agreed to cancel certain promissory notes and other obligations of Assignor to Assignee or ATI upon the satisfaction or waiver of the Transfer Conditions.

         D. The parties hereby agree that the Transfer Conditions have been satisfied and/or waived and wish to consummate the closing of the Restructure Agreement.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. ASSIGNMENT. Assignor hereby assigns to Assignee all right, title and interest in and to the Technology, including all improvements, and patent applications and all divisions and continuations thereof, and all United States Letters Patents which may be granted thereon and all reissues, reexaminations and extensions thereof, and all priority rights under all available international agreements, treaties and conventions for the protection of intellectual property in its various forms in every participating country, and all applications for patents (including related rights such as utility-model registrations, inventor's certificates, and the like) previously or hereafter filed for such improvements in any foreign countries, and all patents (including all continuations, divisions, extensions, renewals, substitutes, and reissues thereof) granted for such improvements in any foreign countries, the trademark registrations and applications for registration listed in Exhibit "1" attached hereto, and all goodwill associated with the Technology; and Assignor hereby authorizes and requests the United States Commissioner of Patents and Trademarks, and any officials of foreign countries whose duty it is to issue patents on applications as aforesaid, to issue all patents for such improvements to Assignee in accordance with the terms of this Assignment.

         2. ENTIRE INTEREST. Assignor hereby covenants that it has full right to convey the entire interest herein assigned, and that it has not executed, and will not execute, any agreement in conflict herewith.

         3. ASSISTANCE TO ASSIGNEE. Assignor hereby covenants and agrees that it will communicate to Assignee any facts known to it respecting the improvements and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuation, substitute and reissue applications, make all rightful oaths and generally do everything possible to assist Assignee in obtaining and enforcing proper patent protection for the improvements in all countries; provided, however, that Assignee or ATI shall promptly reimburse Assignor for the reasonable cost of its compliance with this Section.

         4. ACCEPTANCE OF ASSIGNMENT. Assignee hereby accepts this Assignment.

         5. MISCELLANEOUS.

                  5.1 GOVERNING LAW. This Assignment shall be governed in all respects by the laws of the State of California without regard to the conflict of laws provisions. The parties hereto agree to submit to the exclusive jurisdiction of the federal and state courts of the State of California with respect to the interpretation of this Assignment or for the purposes of any action arising out of or relating to this Assignment.

                  5.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the Closing Date. All statements as to factual matters contained in any certificate or other instrument delivered by on behalf of Assignor, Assignee or ATI pursuant hereto or in connection with any of the transactions contemplated hereby shall be deemed to be representations and warranties of Assignor, Assignee or ATI hereunder solely as of the date of such certificate or instrument.

                  5.3 SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of and be binding upon the parties' successors and assigns; provided, however, that ATI's obligations under Section 5 above shall not be assigned or otherwise transferred without Assignor's prior written consent.

                  5.4 ENTIRE AGREEMENT; AMENDMENT. This Assignment, including any agreements contemplated hereunder, constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Assignment nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

                  5.5 SEVERABILITY. If a court of competent jurisdiction determines that any provision of this Assignment or the application thereof is illegal, void or unenforceable, the remainder of this Assignment will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as to reasonably effect the intent of the parties hereto. To the extent practicable, the parties further agree to replace such void or unenforceable provision of this Assignment with a valid and enforceable provision that will achieve the economic, business and other purposes of such void or unenforceable provision as closely as practicable.

                  5.6 COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. A facsimile copy shall have the same force and effect as the original.

         WHEREFORE, the undersigned have duly executed this Assignment of Technology effective as of the Closing Date.

ASSIGNOR:

NURESCELL INC., a Nevada corporation

By:
    ---------------------------------------

Print Name:
            -------------------------------

Title:
       ------------------------------------

ASSIGNEE:

ATI NUKLEAR AG, a German corporation

By:
    ---------------------------------------

Print Name:
             ------------------------------

Title:
       ------------------------------------

ATI:

ADVANCED TECHNOLOGY INDUSTRIES, INC.,
a Delaware corporation

By:
    ---------------------------------------

Print Name:
            -------------------------------

Title:
       ------------------------------------

                                    EXHIBIT 1

   LIST OF PATENTS, PATENT APPLICATIONS, TRADEMARKS AND TRADEMARK APPLICATIONS
                                    ASSIGNED

         Nurescell Inc.'s Technology to be transferred to ATI Nuklear AG is a novel material for shielding and internment of radioactive materials and radioactive waste and attenuation of x-ray energy. The material is designed for incorporation into the structural components of new and existing nuclear reactors and other facilities to provide a cost-effective safeguard from the lethal effects of radiation while achieving minimal disruption of facilities. The material also may have nuclear accelerator and defense research applications.

         The material demonstrates shielding and physical properties superior to commonly used shielding materials such as concrete, steel or, in some cases, lead. The material may be compounded in such a way as to be used either in solid form or as a viscous liquid for specialized applications. The compound may include such materials as polyester epoxy, powdered metals, a coloring agent and polystyrenes in various combinations and ratios.

         The Technology is comprised of the patents and patents applications described in the table below:

Title:               NUCLEAR RESISTANCE CELL AND METHODS OF MAKING SAME

Inventor:            JOSEPH, ADRIAN

Applicant/Assignee:   NURESCELL INC.


COUNTRY                 CHRM            TYPE    FILING        SER/APPLN. NO.      ISSUE         PAT. NO.      STATUS
                        MATTER NO.              DATE                              DATE
----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
United States           25869.0020      NE      11/6/1998     09/187,641          5/15/2001     6,232,383     ISSUED
                        0               W

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Argentina               25869.0024      CEQ     11/3/1999     990105569                                       PENDING
                        0

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Pakistan                25869.0024      CEQ     10/30/199     91399                                           PENDING
                        1                       9

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
WIPO (PCT, int'l        25869.0024      CEQ     11/5/1999     PCT/US99/262                                    NAT
appln)                  2                                     56                                              PHASE

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Peru                    25869.0024      CEQ     11/4/1999     1115                                            PENDING
                        3

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Taiwan                  25869.0024      CEQ     11/5/1999     88119344            1/1/2002      NI-147720     ISSUED
                        4

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Venezuela               25869.0024      CEQ     11/5/1999     1999002269                                      PENDING
                        5

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Brazil                  25869.0024      DCA     11/5/1999     PI99067951                                      PENDING
                        6

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Canada                  25869.0024      DCA     11/5/1999     2,316,823                                       PENDING
                        7

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
China                   25869.0024      DCA     11/5/1999     99802034.6                                      PENDING
                        8

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Cuba                    25869.0024      DCA     11/5/1999     1672000                                         ABANDON
                        9                                                                                     ED

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Czech Republic          25869.0025      DCA     11/5/1999     PV20003697                                      PENDING
                        0

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
European Patent         25869.0025      DCA     11/5/1999     99962712.8                                      PUBLISHE
                        1                                                                                     D

                                                          B-22

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Hungary                 25869.0025      DCA     11/5/1999     PV 1497-2000                                    PENDING
                        2

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Japan                   25869.0025      DCA     11/5/1999     2000581654                                      PENDING
                        3

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
South Korea             25869.0025      DCA     11/5/1999     2000-7007450                                    PENDING
                        4

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Mexico                  25869.0025      DCA     11/5/1999     006528                                          PENDING
                        5

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Russian Federation      25869.0025      DCA     11/5/1999     2000125887          8/20/2002     3187855       ISSUED
                        6

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------
Slovak Republic         25869.0025      DCA     11/5/1999     PV149700                                        PENDING
                        7

----------------------- --------------- ------- ------------- ------------------- ------------- ------------- ---------------

                                   EXHIBIT "D"

                            MUTUAL RELEASE AGREEMENT
                            ------------------------

         THIS MUTUAL RELEASE AGREEMENT (this "Agreement") is effective as of the Closing Date among Triton Private Equities Fund, L.P. ("Triton"), a Delaware limited partnership, Nurescell Inc., a Nevada corporation ("Nurescell"), Advanced Technology Industries, Inc., a Delaware corporation ("ATI"), and ATI Nuklear AG, a German corporation ("ATI Sub"), all of whom are hereafter referred to as the "Parties." This Agreement is delivered pursuant to Section 2.01(a)(ii) of that certain Restructure Agreement, dated March 21, 2003, among Triton, Nurescell, ATI and ATI Sub (the "Restructure Agreement"). All capitalized terms used herein and not defined have the meanings assigned to them in the Restructure Agreement.

                                    RECITALS
                                    --------

   A. Nurescell, ATI and ATI Sub entered into the Restructure Agreement, which provides for, among other things, the cancellation of, and concomitant elimination of such Parties' respective obligations to each other under, the License Agreement, the Investment Agreement, the Modification Agreement, the 2001 Restructure Agreement and the ATI Sub Note.

     B. The Parties desire to eliminate all obligations that they may owe to one another under any agreement or otherwise, except for the Parties' respective obligations set forth in the Restructure Agreement and, as to Nurescell, the obligations that it owes to Triton under the 1999 Note, the 2000 Note, the Registration Agreements, the Securities Purchase Agreement dated as of December 15, 1999, the Warrant to Purchase Common Stock dated December 15, 1999, the Securities Purchase Agreement dated as of February 8, 2000, the Warrant to Purchase Common Stock dated February 8, 2000, the Pledge and Security Agreement dated August 8, 2002, the $26,000 Secured Promissory Note dated August 8, 2002, the $7,650 Unsecured Promissory Note dated August 26, 2002 and any other obligations of Nurescell to Triton arising by their mutual consent on or after August 26, 2002 (collectively, the "Triton Obligations").

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the mutual promises, covenants and conditions herein contained, the Parties agree as follows:

         1. MUTUAL RELEASE.

         (a) The Parties hereby, for themselves, their employees, agents, partners, subsidiaries, affiliates, representatives, successors and assigns, discharge and release one another, their past and present employees (except Adrian Joseph), directors, agents, executors, administrators, trustees, attorneys, partners, insurers, representatives, assigns, predecessors, successors and related entities (the "Released Parties"), from any and all claims, damages, actions, judgments, obligations, attorneys' fees, indemnities, subrogations, duties, demands, controversies and liabilities of every nature at law or in equity, liquidated, or unliquidated, known or unknown, matured or unmatured, foreseeable or unforeseeable, which they had or have arising out of any circumstance, thing, or event alleged occurring contemporaneously with or prior to the Closing Date, or arising out of the 2001 Restructure Agreement, any cash advances or loans among one another, the License Agreement, the Investment Agreement, the Modification Agreement, the ATI Sub Note or any other agreement or understanding, other than (i) the Restructure Agreement and the Exhibits and Schedules attached thereto, (ii) solely as to Nurescell, the Triton Obligations and (iii) to Shelby Brewer and Jim Samuelson for salary, consulting fees, loans and expenses owed.

            (b) Each party hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Released Party, based on any matter purported to be released hereby.

         2. WAIVER OF UNKNOWN CLAIMS. It is understood and agreed that the Parties' releases set forth hereinabove extend to all claims of every kind, nature and description whatsoever, known or unknown, suspected or unsuspected and any and all rights under the provisions of Section 1542 of the Civil Code of California or under any comparable statute of any other jurisdiction. The Parties expressly acknowledge that they are familiar with and expressly waive and relinquish every right or benefit they have or may have under the provisions of Section 1542 of the Civil Code of California which reads as follows:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         3. ENTIRE AGREEMENT. This Agreement contains the sole, complete and entire agreement and understanding of the Parties concerning the matters contained herein and may not be altered, modified, or changed in any manner except by a writing duly executed by the Parties. No Party is relying on any representations other than those expressly set forth herein. No conditions precedent to the effectiveness of this Agreement exists, other than as expressly provided for herein. There are no oral or written collateral agreements other than the Restructure Agreement. All prior discussions and negotiations have been and are merged, integrated into and superseded by this Agreement.

         4. WAIVER. The delay or failure of a Party to exercise any right, power or privilege hereunder, or failure to strictly enforce any breach or default shall not constitute a waiver with respect thereto; and no waiver of any such right, power, privilege, breach or default on any one occasion shall constitute a waiver thereof on subsequent occasion unless clear and express notice thereof in writing is provided.

         5. ATTORNEYS' FEES UPON BREACH. If any action at law or in equity, or any motion, is brought to enforce this Agreement, the prevailing Party shall be entitled to all of its costs in bringing and prosecuting said action or motion, including reasonable attorneys' fees.

         6. APPLICABLE LAW. This Agreement shall be construed according to the laws of the State of California in effect as of the date of execution.

         7. ADVICE OF COUNSEL. The Parties represent that prior to the execution of this Agreement they had the opportunity to seek the benefit of independent legal counsel of their own selection regarding the substance of this Agreement.

         8. REPRESENTATION OF AUTHORITY. Each individual executing this Agreement on behalf of any Party expressly represents and warrants that he/she has authority to execute and thereby bind the Party on behalf of which he/she executes this Agreement to the terms of this Agreement and agrees to indemnify and hold harmless each other party from any claim that such authority did not exist.

         9. HEADINGS. The headings included in this Agreement are for convenience only and do not limit, alter, or affect the matters contained in this Agreement or the paragraphs they encaption.

         10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which together constitute one single document.

         11. TELEFACSIMILE SIGNATURES. This Agreement and any documents relating to it may be executed and transmitted to any other party by telefacsimile, which telefacsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked document.

         12. DATE OF EXECUTION. The Parties execute this Agreement as of the Closing Date.

NURESCELL INC.                                 ADVANCED TECHNOLOGY
                                               INDUSTRIES, INC.

By:___________________________                 By:__________________________
Name:_________________________                 Name:________________________
Title:________________________                 Title:_______________________

TRITON PRIVATE EQUITIES                        ATI NUKLEAR AG
FUND, L.P.
By: Triton Capital Management, L.L.C.,
       General Partner
By:___________________________                 By:__________________________
Name:_________________________                 Name:________________________
Title:________________________                 Title:_______________________

                                   EXHIBIT "E"

                           FORM OF SHAREHOLDER CONSENT
                           ---------------------------

                        WRITTEN CONSENT WITHOUT A MEETING
                             OF THE SHAREHOLDERS OF
                                 NURESCELL INC.,
                              A NEVADA CORPORATION

         The undersigned shareholders of Nurescell, Inc., a Nevada corporation (the "Corporation"), do hereby consent to the following actions of the
Corporation:

      1. The assignment and transfer of the Technology (as defined in the Restructure Agreement dated March 21, 2003 by and among the Corporation, Triton Private Equities Fund, L.P., Advanced Technology Industries, Inc. and ATI Nuklear AG) to ATI Nuklear AG; and

      2. The amendment of the Corporation's Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to
___________.

       This consent is given in accordance with Nevada Revised Statute 78.320(2) with respect to all shares of the undersigned entitled to vote on this matter.

                                   EXHIBIT "F"

                         LIST OF NURESCELL'S LIABILITIES
                         -------------------------------

   Herzog, Fisher, Grayson & Wolfe..............................$25,550.39

   U.S. Stock Transfer..........................................$1,250.00

   Federal Express..............................................$1,904.23

   Arrowhead....................................................$244.94

   GE Capital...................................................$6,348.78

   Hartford.....................................................$849.88

   Standard & Poors.............................................$2,975.00

   XO Communications............................................$1,625.36

   Office Depot.................................................$807.16

   DTC..........................................................$4,285.00

   Staples Credit...............................................$673.34

   Purchase Power...............................................$415.39

   Action Answering.............................................$183.80

   GKL Resident.................................................$80.00

   DDS..........................................................$43.54

   Brakke Schafnitz.............................................$2,214.79

   James Eliades................................................$32,750.00

   Jerry Quinn..................................................$14,549.29

   H. Roy Jeppson...............................................$8,586.50

   Rick Van Eyk.................................................$25,167.48

   John Hannesson...............................................$4,828.00

   Merrill......................................................$5,000.00

   Crosby, Heafey, Roach & May..................................$15,932.00

   Cingular.....................................................$6,678.40

   AT&T.........................................................$1,666.05

   Pacific Bell.................................................$67.89

   UK Abrasives.................................................$2,446.00

   Sprint.......................................................$299.50

   Markum & Kliegman............................................$49,628.00

   Pitney Bowes.................................................$972.71

   AICCO........................................................$300.16

   VWR..........................................................$223.80

   DHL..........................................................$2,479.40

   Property Taxes...............................................$547.00

   Sharon Nitka.................................................$10,900.00

   State of Nevada..............................................$500.00

   Verizon......................................................$76.35

   Stock Group..................................................$549.00

   Centerpointe ................................................$345.00

   Premier Business Centers ....................................$3,115.00

   Corbin & Wirtz...............................................$16,782.00

   David Hamilton...............................................$179.00

   OC Tax Collector.............................................$547.00

   PublicEase...................................................$399.00

   Richard Wall.................................................$908.43

   TeleExpress..................................................$217.99

   Shelby Brewer................................................$38,000.00

   John Longenecker.............................................$180,000.00

   James Samuelson..............................................$117,335.00

   Adrian Joseph................................................$206,465.00

   Internal Revenue Service.....................................$9,681.55

                                SCHEDULE 3.01(b)

   Nurescell requires stockholder approval of the Share Increase and the Technology Transfer. Nurescell must file an amended Articles of Incorporation with the Nevada Secretary of State to make the Share Increase effective. It must also file the Information Statement delivered to its stockholders regarding the Share Increase and Technology Transfer with the Securities and Exchange Commission.

                                SCHEDULE 3.01(g)

   Nurescell may have contingent liabilities which could arise from acts or omissions by Adrian Joseph and/or Dianna Joseph in connection with (i) any transfer of shares in Nurescell by such persons or their trusts and/or (ii) any transfer of shares in Nurescell by persons or entities which acquired shares in Nurescell through Adrian Joseph, Dianna Joseph and/or their trusts.

                                SCHEDULE 3.05(b)

   Nurescell requires stockholder approval of the Share Increase and the Technology Transfer. Nurescell must file an amended Articles of Incorporation with the Nevada Secretary of State to make the Share Increase effective. It must also file the Information Statement delivered to its stockholders regarding the Share Increase and Technology Transfer with the Securities and Exchange Commission.